                                                                   EXHIBIT 10.16





                                    VIB CORP.
                                   401(k) PLAN






                      Originally Effective January 1, 1989
                       Restated Effective January 1, 1999

                                    VIB CORP.
                                   401(K) PLAN


ARTICLE I - PURPOSE...................................................................1
        1.1    Exclusive Benefit......................................................1
        1.2    No Rights Of Employment Granted........................................2
ARTICLE II - DEFINITIONS..............................................................2
        2.1    Accrued Benefit........................................................2
        2.2    Actual Deferral Percentage.............................................2
        2.3    Administrative Committee...............................................3
        2.4    Affiliated Employer....................................................3
        2.5    Average Actual Deferral Percentage.....................................4
        2.6.   Average Contribution Percentage........................................4
        2.7    Board..................................................................4
        2.8    Beneficiary............................................................4
        2.9    Cash-Out...............................................................4
        2.10   Code...................................................................5
        2.11   Company................................................................5
        2.12   Compensation...........................................................5
        2.13   Elective Deferrals.....................................................6
        2.14   Elective Deferrals Account.............................................7
        2.15   Eligible Employee......................................................7
        2.16   Eligibility Computation Period.........................................7
        2.17   Employee...............................................................7
        2.18   Employer...............................................................8
        2.19   Employer Account.......................................................8
        2.20   ERISA................................................................. 9
        2.21   Excess Aggregate Contributions........................................ 9
        2.22   Excess Contributions.................................................. 9
        2.23   Excess Deferral Amount................................................ 9
        2.24   Forfeiture............................................................ 9
        2.25   Highly Compensated Employee........................................... 9
        2.26   Hour Of Service.......................................................11
        2.27   In-Service Distribution...............................................13
        2.28   Leave Of Absence......................................................14
        2.29   Matching Contributions................................................14
        2.30   Matching Contributions Account........................................14
        2.31   Member Company........................................................14
        2.32   Nonhighly Compensated Employee........................................14




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
        2.33   Normal Retirement Age.................................................15
        2.34   One (1) Year Break In Service.........................................15
        2.35   Participant...........................................................16
        2.36   Plan..................................................................16
        2.37   Plan Administrative Committee.........................................16
        2.36   Plan Year.............................................................16
        2.39   Predecessor Employer..................................................16
        2.40   Qualified Joint And Survivor Annuity..................................16
        2.41   Qualified Matching Contributions......................................16
        2.42   Qualified Matching Contributions Account..............................17
        2.43   Qualified Nonelective Contributions...................................17
        2.44   Qualified Nonelective Contributions Account...........................17
        2.45   Qualified Pre-Retirement Survivor Annuity.............................17
        2.46   Retirement............................................................17
        2.47   Rollover Account......................................................17
        2.48   Rollover Contribution.................................................17
        2.49   Termination Date......................................................18
        2.50   Total And Permanent Disability........................................18
        2.51   Total Service For Vesting.............................................18
        2.52   Trust.................................................................19
        2.53   Trust Fund............................................................19
        2.54   VIB Corp..............................................................20
        2.55   Year Of Service For Accrual Of Benefits...............................20
        2.56   Year Of Service For Vesting...........................................20
ARTICLE III - ELIGIBILITY TO PARTICIPATE.............................................20
        3.1    Initial Entry.........................................................20
        3.2    Resumption Of Participation...........................................20
ARTICLE IV - CONTRIBUTIONS TO THE TRUST..............................................21
        4.1    Elective Deferrals By Participants....................................21
        4.2    Matching Contributions................................................21
        4.3    Employer Discretionary Contributions To Participants..................22
        4.4    Manner Of Allocation Of Employer Discretionary
               Contributions.........................................................23
        4.5    Annual Limitation On Participant Elective Deferrals...................23
        4.6    Average Actual Deferral Percentage Limitation.........................25
        4.7    Average Contribution Percentage Limitation............................29
        4.8    Multiple Use of Alternative Limitation................................33
        4.9    Permissible Types Of Employer Contributions...........................35
        4.10   Loans To Participants.................................................35
        4.11   Rollover Contributions................................................37
ARTICLE V - ADMINISTRATION OF ACCOUNTS...............................................38



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
        5.1    Investments...........................................................38
        5.2    Invest In Single Fund And Reasonable Rules............................38
        5.3    Valuation Of Assets And Allocation Of Changes.........................39
        5.4    Limitations On Allocations To Each Participant........................40
        5.5    Designation Of Beneficiary............................................47
ARTICLE VI - VESTING.................................................................48
        6.1    Certain Accounts One Hundred Percent (100%)Vested.....................48
        6.2    Employer Account Vesting On Death, Retirement, Or Total
               And Permanent Disability..............................................48
        6.3    Employer Account Vesting On Termination...............................48
        6.4    Employer Account And Matching Contributions Account
               Vesting On Termination................................................49
        6.5    Forfeiture For Certain Acts...........................................49
        6.6    Restoration Of Forfeitures............................................49
ARTICLE VII - DISTRIBUTION OF BENEFITS...............................................50
        7.1    Method Of Distribution Of Participant Rollover Account Before
               Termination of Service................................................50
        7.2    Hardship Distribution.................................................50
        7.3    Method Of Distribution Of Accounts....................................52
        7.4    Time of Distribution..................................................54
        7.5    Qualified Joint and Survivor Annuity or Pre-Retirement
                Survivor Annuity.....................................................60
        7.6    Segregation If Installment Distribution...............................68
        7.7    Non-Segregation If Installment Distribution...........................69
        7.8    Distribution After Death Of Participant...............................69
        7.9    Distribution After Death Of Beneficiary...............................69
        7.10   Rollover From Plan....................................................69
        7.11   Suspense Account For Terminated Participants..........................69
        7.12   Unable To Locate Participant Or Beneficiary...........................70
        7.13   Repayment Of Cash-Out.................................................71
        7.14   Qualified Domestic Relations Orders...................................71
        7.15   Direct Rollover.......................................................72
ARTICLE VIII - DUTIES AND AUTHORITY OF TRUSTEE.......................................73
        8.1    Receive Payments......................................................73
        8.2    Value Assets..........................................................73
        8.3    Segregation Of Accounts...............................................73
        8.4    Tax Returns And Reports...............................................75
        8.5    Powers................................................................75
        8.6    Expenses..............................................................76
        8.7    Litigation............................................................77
        8.8    Written Instructions..................................................77



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
        8.9    Appointment of Investment Manager.....................................77
        8.10   Removal And Resignation Of The Trustee................................77
        8.11   Participant Directed Accounts.........................................77
ARTICLE IX - DUTIES AND AUTHORITY OF ADMINISTRATIVE
             COMMITTEE...............................................................78
        9.1    Appointment...........................................................78
        9.2    No Discrimination.....................................................78
        9.3    Majority Action.......................................................78
        9.4    Powers................................................................79
        9.5    Filing Reports........................................................79
        9.6    Records And Information...............................................79
        9.7    Information To Participants...........................................79
        9.8    Compensation Of Members...............................................79
        9.9    Review Of Participant's Claims........................................81
ARTICLE X - MODIFICATIONS FOR TOP-HEAVY PLANS........................................81
        10.1   Application Of Article................................................81
        10.2   Definitions...........................................................81
               A.  Key employee......................................................81
               B.  Annual Compensation...............................................82
               C.  Top-Heavy plan....................................................82
               D.  Top-Heavy ratio...................................................82
               E.  Permissive Aggregation Group......................................84
               F.  Required Aggregation Group........................................84
               G.  Determination Date................................................84
               H.  Non-Key Employee..................................................84
        10.3   Accelerated Vesting...................................................84
        10.4   Minimum Contributions.................................................85
        10.5   Limitation On Compensation Taken Into Account Under
               Plan..................................................................86
        10.6   Modification Of Defined Benefit And Defined Contribution
               Fraction..............................................................87
ARTICLE XI - AMENDMENT AND TERMINATION...............................................88
        11.1   Rights To Suspend Or Terminate Plan...................................88
        11.2   Successor Corporation.................................................88
        11.3   Amendment.............................................................88
        11.4   One Hundred Percent (.89%) Vesting On Termination Of Plan.............89
        11.5   Plan Merger Or Consolidation..........................................89
ARTICLE XII - MISCELLANEOUS..........................................................89
        12.1   Laws of  California To Apply..........................................89
        12.2   Credit For Qualified Military Service.................................90



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
        12.3   Participant Cannot Transfer Or Assign Benefits........................90
        12.4   Right To Perform Alternative Acts.....................................90
        12.5   Reversion Of Contributions Under Certain Circumstances................90
        12.6   Plan Administrative Committee Agent For Service of Process............91
        12.7   Filing Tax Returns And Reports........................................91
        12.8   Indemnification.......................................................91
        12.9   Number And Gender.....................................................92



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


                              AMENDED AND RESTATED
                                    VIB CORP.
                                   401(K) PLAN



This Profit Sharing Plan and Trust Agreement with 401(k) and 401(m) features by and between VIB Corp., a corporation of the State of California, having its principal place of business at 1498 Main Street, El Centro, California 92243, herein called "Employer" and Dennis L. Kern, Stephen Ellison, Janice S. Grady and R. A. Pederson, herein called "Trustee," is hereby amended and restated.

                                    RECITALS

WHEREAS, the Employer adopted a profit sharing plan with 401(k) and 401(m) features effective January 1, 1989;

WHEREAS, the Employer amended and restated the profit sharing plan with 401(k) and 401(m) features effective January 1, 1995;

WHEREAS, Employer desires to amend and restate the profit-sharing plan with 401(k) and 401(m) features it has previously established to rename the Plan the VIB Corp. 401(k) Plan and to conform to changes required by the Uniformed Service Employment and Reemployment Rights Act (USERRA), the Uruguay Round Agreements Act of '94 (GATT), the Small Business Job Protection Act of 1996 (SBJPA '96) and the Taxpayer Relief Act of 1997 (TRA '97) and other applicable laws, regulations, and administrative authority;

THEREFORE, effective January 1, 1999 with certain provisions effective retroactively to January 1, 1997, and, except as otherwise stated in the Plan, Employer hereby amends and restates its existing profit-sharing plan with 401(k) and 401(m) features and trust as follows:


                               ARTICLE I - PURPOSE


1.1     Exclusive Benefit.

        This Plan has been executed for the exclusive benefit of the Participants hereunder and their Beneficiaries. This Plan shall be interpreted in a manner consistent with this intent and with the intention of the Employer that this Plan satisfy Internal Revenue Code
        (Code) section 401 and section 501. Under no circumstances shall the Trust Fund ever revert to or be used or enjoyed by the Employer, except as provided in the Reversion Of Contributions section of Article XII.





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

        This Plan is an individual account plan and is intended to qualify as an "Eligible Individual Account Plan" as defined in ERISA section 407(d). As such, this Plan (i) shall not constitute a component of any floor-offset arrangement of qualified plans, (ii) shall be eligible to invest any or all of its trust assets in "Qualifying Employer Securities" as defined in section 407(d)(5) of ERISA, and (iii) shall be otherwise exempt from the diversification requirements of ERISA section 404(a)(1)(C) and the prohibited transaction rules of Code section 4975(c) with regard to such Qualifying Employer Securities pursuant to Code section 4975(d)(13) and ERISA section 408(e).

1.2     No Rights Of Employment Granted.

        The establishment of this Plan shall not be considered as giving any employee the right to be retained in the service of the Employer.


                            ARTICLE II - DEFINITIONS


2.1     Accrued Benefit.

        The "Accrued Benefit" is the amount credited to the Employer Account, Elective Deferrals Account, Matching Contributions Account, Participant After-Tax Account, Qualified Nonelective Contributions Account and Rollover Account (collectively the "Accounts") of the Participant, as applicable.

2.2     Actual Deferral Percentage.

        The "Actual Deferral Percentage" of each Highly Compensated Employee who is a Participant is the ratio, expressed as a percentage, of

        A. The amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the current Plan Year; to

        B. The Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

        The Actual Deferral Percentage of each Nonhighly Compensated Employee (as of the prior Plan Year) who is a Participant is the ratio, expressed as a percentage, of

        A. The amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the prior Plan Year to

        B. The Participant's Compensation for such current Plan Year (whether or not the Employee was a Participant for the entire Plan Year).



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        Employer contributions on behalf of any Participant shall include:

        A. Any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Deferral Amounts of Highly Compensated Employees), but excluding

                (1) Excess Deferral Amounts of Nonhighly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of this Employer and

                (2) Elective Deferrals that are taken into account in the Average Contribution Percentage test (provided the Average Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferrals); and

        B. At the election of the Employer, Qualified Nonelective Contributions and/or Qualified Matching Contributions.

        For purposes of computing the Actual Deferral Percentage, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made. The Actual Deferral Percentage of each Eligible Employee shall be rounded to the nearest hundredth (100th) of one percent (1%) of such Employee's Compensation.

        If elected by the Employer in writing in the form of a Plan amendment, the Actual Deferral Percentage for Nonhighly Compensated Employees will be determined based on the ratio of the Employer contributions for the current Plan Year (rather than the prior Plan Year) to the Participant's Compensation for the current Plan Year (rather than the prior Plan
        Year). Once made, this election can only be undone if the plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance).

        A Participant is a Highly Compensated Employee for a particular Plan Year if he meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Nonhighly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

2.3     Administrative Committee.

        The "Administrative Committee" shall refer to the Administrative Committee, as defined in Article IX.

2.4     Affiliated Employer.

        "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Employer;

        any trade or business (whether or not incorporated) which is under common control (as defined in Code section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code section 414(o).

2.5     Average Actual Deferral Percentage.

        "Average Actual Deferral Percentage" shall mean, for a specified group of Eligible Employees for a Plan Year, the average of the Actual Deferral Percentages (calculated separately for each Participant in such group). The Average Actual Deferral Percentage of the Eligible Employees shall be rounded to the nearest hundredth (100th) of one percent (1%).

2.6.    Average Contribution Percentage.

        "Average Contribution Percentage" shall mean, for a specified group of Eligible Employees for a Plan Year, the average of the Contribution Percentages (calculated separately for each Participant in such group). The Average Contribution Percentage of the Eligible Employees shall be rounded to the nearest one hundredth (100th) of one percent (1%).

2.7     Board.

        "Board" or "Board Of Directors" shall mean the Board Of Directors of VIB Corp. as constituted from time to time.

2.8     Beneficiary.

        A "Beneficiary" is any person, estate or trust who by operation of law, or under the terms of the Plan, or otherwise, is entitled to receive any Accrued Benefit of a Participant under the Plan. A "designated Beneficiary" is any individual designated or determined in accordance with Article V, except that it shall not include any person who becomes a beneficiary by virtue of the laws of inheritance or intestate succession.

2.9     Cash-Out.

        A "Cash-Out" may be involuntary or voluntary.

        An involuntary Cash-Out is a distribution of the Accrued Benefit to a former Participant which meets the following requirements:

        A. The former Participant's entire non-forfeitable Accrued Benefit is distributed to him,





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

        B. The present value of the non-forfeitable Accrued Benefit of the Participant does not exceed, or at the time of any prior distribution did not exceed, thirty-five hundred dollars ($3,500) in Plan Years beginning before August 6, 1997 or five thousand dollars ($5,000) in Plan Years beginning after August 5, 1997, and

        C. The distribution is made on account of the Employee's termination of participation in the Plan.

        A voluntary Cash-Out is a distribution of the entire Accrued Benefit to a former Participant which meets the following requirements:

        A. The former Participant has voluntarily elected to receive the distribution, and

        B. The distribution is made on account of the Employee's termination of participation in the Plan.

2.10    Code.

        "Code" refers to the Internal Revenue Code of 1986, as amended.

2.11    Company.

        "Company" shall mean VIB Corp. and any other Affiliated Employer that is a Member Company designated by the Board Of Directors as participating in this Plan.

2.12    Compensation.

        "Compensation" refers to all Compensation paid during the year under consideration as W-2 income by the Employer to an Employee but excluding director's fees and including amounts deferred pursuant to Code section 402(e)(3) (with respect to cash or deferred arrangements as defined in Code section 401(k)(2)), Code section 402(h) (with respect to simplified employee pension plans) or Code section 403(b), or contributed to any welfare benefit plans maintained by the Employer through a reduction in the Employee's Compensation which, pursuant to Code section 125, are not included in the gross income of the Employee for the taxable year in which such amounts are contributed. It excludes all contributions by the Employer to the Plan and to any other retirement or deferred compensation plan maintained by the Employer.

        Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. For purposes of this section, the determination period shall mean the Plan Year.




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

        If the Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year.

        For years beginning after December 31, 1988 and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed two hundred thousand dollars ($200,000). This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the two hundred thousand dollars ($200,000) limitation is effected on January 1, 1990.

        For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed one hundred fifty thousand dollars ($150,000), as adjusted by the Commissioner for increases in the cost of living in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year.

        If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first (1st) day of the first (1st) Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is one hundred fifty thousand dollars ($150,000).

        If the period for determining Compensation used in calculating an Employee's allocation for a determination period is a short Plan Year (i.e., shorter than twelve (12) months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by the fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is twelve
        (12).

        Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code section 164(f) for taxable years beginning after December 31, 1989.

2.13    Elective Deferrals.

        "Elective Deferrals" shall mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code section 401(k), any simplified employee pension cash or deferred arrangement as described in Code section 402(h)(1)(B), any eligible deferred compensation plan under Code section 457, any plan as described under Code section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

2.14    Elective Deferrals Account.

        The "Elective Deferrals Account" is the separate account maintained for each Participant to which all Elective Deferrals shall be allocated.

2.15    Eligible Employee.

        "Eligible Employee" shall mean any Employee of the Employer who is otherwise authorized under the terms of the Plan to have Elective Deferrals allocated to his account for all or any portion of the Plan Year with respect to computing the Average Actual Deferral Percentage. An Employee who would be eligible to make Elective Deferrals but for a suspension due to a distribution, a loan, or an election not to participate in the Plan, will not fail to be an Eligible Employee for purposes of the Annual Limitation On Participant Elective Deferrals, Average Actual Deferral Percentage Limitation, Average Contribution Percentage Limitation and Multiple Use Of Alternative Limitation sections in Article IV below for a Plan Year merely because the Employee may not make an Elective Deferral by reason of such suspension. Further, an Employee will not fail to be an Eligible Employee merely because the Employee may receive no additional annual additions pursuant to the Limitations On Allocations To Each Participant section of Article V.

2.16    Eligibility Computation Period.

        An "Eligibility Computation Period" means the three (3) consecutive month period during which the Employee is continuously employed by the Company or a Member Company, beginning on the Employees employment commencement date. This shall also be referred to as the Employee's Eligibility Period.

        The Plan credits Hours of Service for this definition with the following Predecessor Employers: First National Bank (Coachella), California Commerce Bank, Bank of the Desert, N.A., Wells Fargo Bank, Palm Desert National Bank, Fremont Investment and Loan, Bank of Stockdale, F.S.B., and Kings River State Bank.

2.17    Employee.

        "Employee" shall mean any employee of the Employer or of any other employer required to be aggregated with such Employer under Code sections 414(b), (c), (m) or (o). An "Employee" is an individual who would be an Employee but who is on a Leave of Absence. Directors acting solely in that capacity, "On-Call employees," and independent contractors shall not be Employees.

        The term Employee shall also include any leased employee deemed to be an employee of any employer described in the previous paragraph as provided in Code sections 414(n) or (o).

        The term "leased employee" means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person (leasing organization), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code section 414(n)(6)) on a substantially full-time basis for a period of at least one (1) year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

        A leased employee shall not be considered an Employee of the recipient if:

        A. Such employee is covered by a money purchase pension plan maintained by the leasing organization providing:

                1. A nonintegrated employer contribution rate of at least ten percent (10%) of Compensation, as defined in Code section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code section 125, Code section 402(e)(3), Code section 402(h), or Code section 403(b),

                2.      Immediate participation, and

                3.      Full and immediate vesting; and

        B. Leased employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

        No Eligible Employee of an Affiliated Employer shall become a Participant in the Plan for purposes of counting Compensation or for purposes of accrual of benefits prior to the effective date such Affiliated Employee is designated by the Board Of Directors as a Member Company whose employees may participate in the Plan.

2.18    Employer.

        The "Employer" shall mean the Company or the Member Company which employs the Employee.

2.19    Employer Account.


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

        The "Employer Account" is the separate account maintained for each Participant to which all Employer contributions (excluding Elective Deferrals) shall be allocated and to which Forfeitures may be reallocated.

2.20    ERISA.

        "ERISA" refers to the Employee Retirement Income Security Act of 1974, as amended.

2.21    Excess Aggregate Contributions.

        "Excess Aggregate Contributions" shall mean the amount described in the Matching Contributions section.

2.22    Excess Contributions.

        "Excess Contributions" shall mean the amount described in the Matching Contributions section.

2.23    Excess Deferral Amount.

        "Excess Deferral Amount" shall mean the amount described in the Matching Contributions section.

2.24    Forfeiture.

        "Forfeiture" refers to the amount of non-vested Accrued Benefits in a Participant's Employer Account and the Matching Contributions Account which are reallocated to reduce Employer Contributions.

2.25    Highly Compensated Employee.

        A "Highly Compensated Employee" means a Highly Compensated Active Employee and a Highly Compensated Former Employee.

        For this purpose the applicable year of the Plan for which a determination is being made is called a determination year and the preceding twelve (12) month period is called a look-back year. The determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year, or, if elected by the Employer, the calendar year ending with or within the applicable determination year (or, in the case of a determination year that is shorter than twelve (12) months, the calendar year ending with or within the twelve (12) month period ending with the end of the applicable determination year).

        For Plan Years before 1997, a Highly Compensated Active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year:

        A. Received Compensation from the Employer in excess of seventy-five thousand dollars ($75,000) (as adjusted pursuant to Code section 415(d));

        B. Received Compensation from the Employer in excess of fifty thousand dollars ($50,000) (as adjusted pursuant to Code section 415(d)) and was a member of the top-paid group for such year; or

        C. Was an officer of the Employer or an Affiliated Employer and received Compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under Code section 415(b)(1)(A).

        The term "Highly Compensated Active Employee" also includes:

        A. Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the employee is one of the one hundred
                (100) Employees who received the most Compensation from the Employer or Affiliated Employer during the determination year; and

        B. Employees who are five percent (5%) owners at any time during the look-back year or determination year.

        If no officer has satisfied the Compensation requirement of paragraph C above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

        The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top one hundred (100) Employees, the number of Employees treated as officers, and the Compensation that is considered, will be made in accordance with Code section 414(q) and the regulations thereunder.

        Effective for years beginning after December 31, 1996, the term Highly Compensated Employee means any Employee who:

        A. Was a five percent (5%) owner at any time during the Plan Year or the preceding Plan Year, or

        B. For the preceding Plan Year had Compensation from the Employer in excess of eighty thousand dollars ($80,000) and was in the top-paid group for the preceding Plan Year. The eighty thousand dollars ($80,000) amount is adjusted at the same time and in the same manner as under Code section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

        The term "top-paid group" includes all employees who are among the highest paid twenty percent (20%), but excluding the following employees unless the Employer elects not to exclude them:

        A.      Employees who have not completed six (6) months of service;

        B. Employees who normally work less than seventeen and one-half (17-1/2) hours per week;

        C.      Employees who normally work not more than six (6) months a year;

        D. Employees who are included in a unit of employees covered by a collective bargaining agreement, except as otherwise provided in the regulations;

        E.      Employees who have not attained the age of twenty-one (21); and

        F. Employees who are nonresident aliens and receive no U.S.-source earned income from the Employer.

        For purposes of this section, "Compensation" has the meaning given that term by Code section 415(c)(3), and includes amounts deferred pursuant to Code section 402(e)(3) (with respect to cash or deferred arrangements as defined in Code section 401(k)(2)), Code section 402(h) (with respect to simplified employee pension plans) or Code section 403(b), or contributed to any welfare benefit plans maintained by the Employer through a reduction in the Employee's Compensation which, pursuant to Code section 125, are not included in the gross income of the Employee for the taxable year in which such amounts are contributed.

        A Highly Compensated Former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with temporary Treasury Regulations section 1.414(q)-1T, A-4 and IRS Notice 97-45.

        In determining whether an employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code section 414(q) stated above are treated as having been in effect for years beginning in 1996.

        A highly Compensated Former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

2.26    Hour Of Service.

        "Hour of Service" means:

        A. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed;

        B. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Leave of Absence with pay. No more than five hundred one
                (501) Hours of Service will be credited under this subsection B for any single continuous period (whether or not such period occurs in a single computation period). Hours under this subsection B will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference;

        C. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under subsection A or subsection B, as the case may be, and under this subsection
                C. These hours will be credited to the Employee for the computation periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

        D. Each hour prior to or after the effective date of this Plan for which an Employee was directly or indirectly paid or entitled to be paid by the Predecessor Employer, except that such hours prior to the effective date of this Plan shall not be considered for the purposes of determining Hours of Service for Accrual of Benefits or Years of Service for Vesting.

        Hours of Service will be credited for employment with other members of an affiliated service group (under Code section 414(m)), a controlled group of corporations (under Code section 414(b)), or a group of trades or businesses under common control (under Code section 414(c)) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code section 414(o).

        Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code section 414(n) or Code section 414(o).

        Solely for purposes of determining whether a One (1) Year Break in Service, as defined in the One (1) Year Break In Service section below, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service in accordance with the second paragraph of the One (1) Year Break In Service section below.

        Service will be determined on the basis of actual hours for which an Employee is paid or entitled to payment.

        "Hour of Service" shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

        For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the nonforfeitable interest in the Participant's Accrued Benefit in the Employer Account, an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first (1st) day of employment or reemployment and ending on the date a One (1) Year Break in Service begins. The first
        (1st) day of employment or reemployment is the first (1st) day the Employee performs an Hour of Service. An Employee will also receive credit for any period of severance of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.

        A period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, dies, quits or is discharged, or if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from service.

        In the case of an individual who is absent from work for maternity or paternity reasons, as further defined in the Leave Of Absence section in this Article, the twelve (12) consecutive month period beginning on the first (1st) anniversary of the first (1st) date of such absence shall not constitute a One (1) Year Break in Service.

        If the Employer is a member of an affiliated service group (under Code section 414(m)), a controlled group of corporations (under Code section 414(b)), a group of trades or businesses under common control (under Code section 414(c)) or any other entity required to be aggregated with the Employer pursuant to Code section 414(o), service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under Code section 414(n) or Code section 414(o) to be considered an Employee of any Employer aggregated under Code section 414(b), (c), or (m).

        If the Employer maintains the plan of a predecessor employer, service with such employer will be treated as service for the Employer.

2.27    In-Service Distribution.

        An "In-Service Distribution" is a distribution which is made to an active Employee who has attained the age of fifty-nine and one-half (59-1/2). The Participant must request in writing directed to the Administrative Committee an In-Service Distribution. An In-Service Distribution may only be made from the Participant's Employer Account and his Matching Contributions Account. In-Service Distributions are only allowed from Accounts that are one hundred percent (100%) vested.

2.28    Leave Of Absence.

        A "Leave of Absence" shall refer to that period during which the Participant is absent without Compensation and for which the Administrative Committee, in its sole discretion has determined him to be on a "Leave of Absence" instead of having terminated his employment. (However, such discretion of the Administrative Committee shall be exercised in a nondiscriminatory manner.) In all events, a Leave of Absence by reason of service in the armed forces of the United States shall end no later than the time at which a Participant's reemployment rights as a member of the armed forces cease to be protected by law and a Leave of Absence for any other reason shall end after six (6) months, except that if the Participant resumes employment with the Employer prior thereto, the Leave of Absence shall end on such date of resumption of employment. The date that the Leave of Absence ends shall be deemed the Termination Date if the Participant does not resume employment with the Employer. In determining a Year of Service for Accrual of Benefits, all such Leaves of Absence shall be considered to be periods when the Employee is a Participant.

2.29    Matching Contributions.

        "Matching Contributions" are contributions by the Employer which are made to Participants who have made Elective Deferrals for the Plan Year, as further described in the Eligibility To Participate Article, below.

2.30    Matching Contributions Account.

        The "Matching Contributions Account" is the separate account maintained for each Participant to which all Matching Contributions shall be allocated and to which Forfeitures may be reallocated.

2.31    Member Company.

        "Member Company" shall mean VIB Corp., Valley Independent Bank, First National Bank (Coachella), California Commerce Bank, Bank of the Desert, N.A., Wells Fargo Bank, Palm Desert National Bank, Fremont Investment and Loan, and the Bank of Stockdale, F.S.B., and beginning in the year 2000, Kings River State Bank and any Affiliated Company later designated by the Board Of Directors in this section as participating in this Plan.

2.32    Nonhighly Compensated Employee.

        A "Nonhighly Compensated Employee" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

2.33    Normal Retirement Age.

        The "Normal Retirement Age" shall be the time at which the Participant attains sixty-five (65) years of age.

2.34    One (1) Year Break In Service.

        A "One (1) Year Break In Service" means a Plan Year in which the Participant has not completed more than five hundred (500) Hours of Service, except that in determining a One (1) Year Break In Service for purposes of eligibility, the initial eligibility computation period is the twelve (12) consecutive month period beginning on the date the Employee first (1st) performs an Hour of Service for the Employer (employment commencement date) and each anniversary thereof. For purposes of determining a One (1) Year Break In Service for Participation, the succeeding twelve (12) consecutive month periods commence with the first (1st) Plan Year which commences prior to the first (1st) anniversary of the Employee's employment commencement date (regardless of whether the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the initial eligibility computation period).

        Solely for purposes of determining whether a One (1) Year Break In Service, as defined in this section, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence

        A.      By reason of the pregnancy of the individual,

        B.      By reason of a birth of a child of the individual,

        C. By reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

        D. For purposes of caring for such child for a period beginning immediately following such birth or placement.

        The Hours of Service credited under this paragraph shall be credited

        A. In the computation period in which the absence begins if the crediting is necessary to prevent a One (1) Year Break in Service in that period, or

        B.      In all other cases, in the following computation period.

2.35    Participant.

        A "Participant" shall refer to every Employee or former Employee who has met the applicable participation requirements of Article III.

2.36    Plan.

        "Plan" refers to this VIB Corp. 401(k) Plan.

2.37    Plan Administrative Committee.

        The "Plan Administrative Committee" shall be the Administrative Committee, unless a different person is designated Plan Administrative Committee in a resolution adopted by the board of directors of the Employer, and such person accepts the designation in writing.

2.38    Plan Year.

        A "Plan Year" is the period from the first (1st) day of January to the last day of December, annually.

2.39    Predecessor Employer.

        "Predecessor Employer" refers to the First National Bank (Coachella), California Commerce Bank, Bank of the Desert, N.A., Wells Fargo Bank, Palm Desert National Bank, Fremont Investment and Loan, the Bank of Stockdale, F.S.B., and beginning in the year 2000 Plan Year, Kings River State Bank.

2.40    Qualified Joint And Survivor Annuity.

        A "Qualified Joint and Survivor Annuity" is an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is one hundred percent (100%) of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's spouse and which is the amount of benefit which can be purchased with the Participant's vested Accrued Benefit. However, if the Participant so elects, the percentage(s) of the survivor annuity of the Qualified Joint and Survivor Annuity under the Plan shall be fifty percent (50%), seventy-five percent (75%), one hundred percent (100%); provided that the Qualified Joint and Survivor Annuity shall be the actuarial equivalent of the Qualified Joint and Survivor Annuity described in the first (1st) sentence of this section.

2.41    Qualified Matching Contributions.

        "Qualified Matching Contributions" shall mean Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code section 401(k) when made, and the eligibility for, and allocation of, are in accordance with section entitled Matching Contributions.

2.42    Qualified Matching Contributions Account.

        The "Qualified Matching Contributions Account" is the separate account maintained for each Participant to which all Qualified Matching Contributions shall be allocated.

2.43    Qualified Nonelective Contributions.

        "Qualified Nonelective Contributions" are contributions (other than Elective Deferrals, Matching Contributions, or Qualified Matching Contributions) made by the Employer and allocated to Participants' Accounts that are nonforfeitable when made; and that are allocable in accordance with the Manner Of Allocation section below and distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals.

2.44    Qualified Nonelective Contributions Account.

        The "Qualified Nonelective Contributions Account" is the separate account maintained for each Participant to which all Qualified Nonelective Contributions shall be allocated.

2.45    Qualified Pre-Retirement Survivor Annuity.

        A "Qualified Pre-Retirement Survivor Annuity" is a survivor annuity for the life of the surviving spouse of the Participant which is the actuarial equivalent of the vested Accrued Benefit of the Participant.

2.46    Retirement.

        "Retirement" refers to the termination of employment of a Participant who has attained at least the Normal Retirement Age. The Participant may work beyond Normal Retirement Age, in which case Employer contributions (and Forfeitures as applicable under the Plan) shall continue to be allocated to the Employer Account of the Participant.

2.47    Rollover Account.

        The "Rollover Account" is a separate account maintained for any Participant to which all Rollover Contributions, if any, shall be allocated.

2.48    Rollover Contribution.

        "Rollover Contribution" means:

        A. Amounts transferred to this Plan directly from another qualified corporate or qualified noncorporate plan;

        B. Lump sum distributions received by an Employee from another qualified plan which are eligible for tax-free rollover treatment and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof;

        C. Amounts transferred to this Plan from a conduit individual retirement account, provided that such account has no assets other than assets which were previously distributed to the Employee by another qualified plan; and further provided that such amounts met the applicable requirements of Code section 408(d)(3) for rollover treatment on transfer to the conduit individual retirement account; and

        D. Amounts distributed to an Employee from a conduit individual retirement account meeting the requirements of subsection C above which are transferred by the Employee to this Plan within sixty (60) days of his receipt from such account.

2.49    Termination Date.

        The "Termination Date" shall be the date on which the earliest of the following events occurs:

        A.      A Participant's retirement,

        B. A Participant's termination of employment as a result of Total and Permanent Disability,

        C.      A Participant's death, or

        D.      A Participant's termination of employment for any other reason.

2.50    Total And Permanent Disability.

        "Total and Permanent Disability" shall refer to the Participant suffering from a physical or mental condition as determined by the Administrative Committee in a nondiscriminatory manner, based upon appropriate medical reports and examinations, which may be expected to result in death or be of long and indefinite duration and which renders the Participant incapable of performing any substantial gainful activity for purposes of Code section 72(m)(7).

2.51    Total Service For Vesting.

        "Total Service for Vesting" shall mean the sum of each separate Year of Service for Vesting credited to the Participant. In the case of a Participant who has five (5) consecutive One (1) Year Breaks in Service, all Years of Service for Vesting after such One (1) Year Breaks in Service will be disregarded for the purpose of vesting the Accrued Benefit in the Employer Account that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Accrued Benefit in the Employer Account that accrues after such breaks. Both accounts will share in the earnings and losses of the Trust Fund.

        In the case of a Participant who does not have five (5) consecutive One
        (1) Year Breaks in Service, both the pre-break and post-break service will count in vesting both the pre-break and post-break Accrued Benefit in the Employer Account.

2.52    Trust.

        "Trust" means the Trust created under this Profit-Sharing Plan and Trust Agreement.

2.53    Trust Fund.

        The "Trust Fund" consists of the assets of the Plan held in the Trust.

2.54    VIB Corp.

        "VIB Corp." shall mean VIB Corp., the holding company of Valley Independent Bank.

2.55    Year Of Service For Accrual Of Benefits.

        A "Year Of Service For Accrual of Benefits" means a Plan Year during which the Employee had not less than one thousand (1,000) Hours of Service as a Participant. If the Participant entered the Plan other than on the first (1st) day of the Plan Year, all Hours of Service rendered by the Participant during that Plan Year, whether or not rendered as a Participant, shall be treated as if they were Hours of Service as a Participant.

2.56    Year Of Service For Vesting.

        A "Year of Service for Vesting" shall mean a Plan Year during which the Employee had not less than one thousand (1,000) Hours of Service as an Employee of the Company, a Member Company, or the following Predecessor
        Employers: First National Bank (Coachella), California Commerce Bank, Bank of the Desert, N.A., Wells Fargo Bank, Palm Desert National Bank, Fremont Investment and Loan, the Bank of Stockdale F.S.B., and Kings River State Bank.


                    ARTICLE III - ELIGIBILITY TO PARTICIPATE


3.1     Initial Entry.

        Every Employee who has attained the age of eighteen (18) and completed an Eligibility Computation Period will be eligible to participate in the Plan on the next following January 1st, April 1st, July 1st, or October 1st on or next following such completion, provided that he is an Employee at such date. An Employee who is eligible to participate will be treated as a Participant for all purposes unless he informs the Administrative Committee, in writing, that he does not wish to be a Participant, in which case he shall not be treated as a Participant under the Plan. A decision by the Employee not to participate cannot be changed after the first day of the first Plan Year to which it is first
        (1st) effective. All Participants shall be required to furnish such information to the Administrative Committee as it may reasonably request for the proper administration of the Plan.

        Each Employee will share in Employer contributions for the period beginning on the date the Employee commences participation under the plan and ending on the Employee's Termination Date with the Employer or is no longer a member of an eligible class of Employees.

3.2     Resumption Of Participation.

        A Participant who is reemployed by the Employer without having incurred a One (1) Year Break In Service shall be a Participant as of the first
        (1st) quarterly Entry Date following the date of his reemployment. If an Employee incurs at least a One (1) Year Break In Service, his active participation in the Plan shall be suspended until he completes an Eligibility Computation Period beginning with his date of reemployment following such One (1) Year Break In Service. Upon completing an Eligibility Computation Period after such One (1) Year Break In Service, measured from his re-employment commencement date, the Participant will be readmitted to active participation in the Plan as of the first (1st) quarterly Entry Date following the date the Participant completes such Eligibility Computation Period.

        In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a One (1) Year Break in Service, such employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a One (1) Year Break in Service, eligibility will be determined under the break in service rules of the Plan.

        The Committee may adjust the above service requirement, as necessary, to make the Plan available to a newly-acquired Employee group, provided that the adjustment (1) is not more restrictive than the above requirement, and (2) does not discriminate in favor of Highly Compensated Employees.


                     ARTICLE IV - CONTRIBUTIONS TO THE TRUST


4.1     Elective Deferrals By Participants.

        For a period of thirty (30) days prior to each Plan Year, and for such other periods as it may establish in a nondiscriminatory manner, the Administrative Committee will permit each Participant (including Employees who are expected to be Participants during the following Plan
        Year) to elect to defer up to fifteen percent (15%) of his Compensation. Such deferred amount will be contributed to the Plan and allocated to the Elective Deferral Account. The Participant may only defer amounts which are not currently available to him. No Participant shall be required to make a deferral.

        A Participant who has received a hardship distribution pursuant to the Hardship Distribution section shall be suspended from making an Elective Deferral, and shall be limited in the amount of Elective Deferrals he may make in the taxable year immediately following the taxable year of the hardship distribution, in accordance with the Hardship Distribution section.

4.2     Matching Contributions.

        A. The Company and each Member Company respectively, may make a Matching Contribution to the Trust for the exclusive benefit of Employees of the Company and the employees of each Member Company, in such amount as shall be determined annually for each Member Company in the discretion of the Board of Directors. Alternatively, the Board of Directors may elect to cause the Company to make the contribution to the Plan for all Member Companies, in an amount it determines in its discretion, and on the internal books and records of the Associated Companies, charge the expense of the contribution to the respective Member Companies. In either case, the Matching Contributions for each Member Company's employees shall be equal to a discretionary percentage of the Member Company's Participant's Elective Deferrals, subject to the limitations contained in the Average Contribution Percentage Limitation, the Multiple Use Of Alternative Limitation and the Limitations On Allocations To Each Participant sections.

                Matching Contributions shall be vested in accordance with the Plan's general vesting schedule contained in the Employer Account and Matching Contributions Account Vesting On Termination. In any event, Matching Contributions shall be fully vested at Normal Retirement Age, upon the complete or partial termination of the profit sharing portion of this Plan, or upon the complete discontinuance of Employer contributions.

                Matching Contributions shall only be made on behalf of Participants who are Employees on the last day of the Plan Year.

                Forfeitures of Matching Contributions for any Plan Year shall be used to reduce the Employer Matching Contributions for each respective Member Company Matching Contribution for the Plan Year and shall be allocated to the Matching Contributions Account accordingly.

                Matching Contributions related to excess deferrals shall be treated as, and allocated as Forfeitures.

        B.      Qualified Nonelective Contributions.

                With respect to any Plan Year the Employer may make Qualified Nonelective Contributions to Nonhighly Compensated Employees, as provided in the Average Deferral Percentage Limitation section of this Article.

        C.      Qualified Matching Contributions.

                With respect to any Plan Year the Employer may make, in its sole discretion, Qualified Matching Contributions to Nonhighly Compensated Employees as provided in the Average Contribution Percentage Limitation section of this Article.

4.3     Employer Discretionary Contributions To Participants.

        As of the last day of each Fiscal Year, the Company and each Member Company respectively, may make a Contribution to the Trust for the exclusive benefit of Employees of the Company and the employees of each Member Company, in such amount as shall be determined for each

        Member Company by the Board of Directors. Alternatively, the Board of Directors may elect to cause the Company to make the contribution to the Plan for all Member Companies, in an amount it determines in its discretion, and on the internal books and records of the Member Companies, charge the expense of the contribution to the respective Member Companies. The Contributions for each Member Company's employees shall be allocated in accordance with the Manner of Allocation of Employer Discretionary Contributions article.

        The amount of all contributions shall be paid to the Trustee on or before the time required by law for filing the Employer's federal income tax return (including extensions) for the year with respect to which the contribution is made. However, no Employer contributions may be made in any Plan Year to the extent that they would be directly allocated to the suspense account created pursuant to the Limitation on Allocations to Each Participant section below, or the maximum amount deductible from the Employer's income for such year under Code section 404(a)(3) or 404(a)(9) would be exceeded, whichever is applicable, unless such excess contribution is necessary to make payments on an Exempt Loan. Notwithstanding any other provision contained herein, the Employer shall make a contribution each year in an amount not less than the amount required to make any payment due during such year under any Exempt Loan.

        Discretionary Employer contributions shall be in an amount decided upon and fixed (in dollar amount or by formula) by the Board of Directors and declared to all Participants,

4.4     Manner Of Allocation Of Employer Discretionary Contributions.

        Employer Discretionary Contributions from each Member Company and the respective Forfeitures from accounts of a Member Company, if any, during such year shall be added together and allocated as of the last day of such year to the Employer Accounts of the respective Member Company, to each Participant who is an Employee on the last day of such Plan Year, and who has a Year of Service for Accrual of Benefits for the Plan Year, (except an Employee who terminated employment before the last day of the Plan Year on account of death, Total and Permanent Disability, or Retirement), in the same proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants of the respective Member Company for the Plan Year.

4.5     Annual Limitation On Participant Elective Deferrals.

        A. No Participant shall be permitted to make Elective Deferrals under this Plan during any calendar year in excess of ten thousand dollars ($10,000) (including any other elective deferrals within the meaning of Code section 402(g)(3) in the case of all other plans, contracts, or arrangements of the Employer), adjusted in the manner described in Code section 402(g)(5) for the calendar year.

        B. Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than each April 15th to Participants for the preceding calendar year. A distribution pursuant to the Time Of Distribution section of Excess Deferral Amounts and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under the Time Of Distribution section or any other provision of the Plan. A distribution pursuant to this subsection of Excess Deferral Amounts and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether the distribution required by subsections B through H of the Time Of Distribution section is satisfied. Any distribution under this subsection of less than the entire Excess Deferral Amount and income, gains and losses allocable thereto shall be treated as a pro rata distribution of Excess Deferral Amounts and income, gains and losses allocable thereto. In no case may an Employee receive from the Plan as a corrective distribution for a taxable year under this subsection an amount in excess of the individual's total Elective Deferrals under the Plan for the taxable year.

        C. "Excess Deferral Amount" shall mean those Elective Deferrals that are includable in a Participant's gross income under Code section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under Code section 402(g). An Excess Deferral Amount shall be treated as annual additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

        D. The Excess Deferral Amount shall be adjusted for income or loss. The income or loss allocable to the Excess Deferral Amount is equal to the allocable income or loss for the taxable year of the individual, plus the allocable income or loss for the period between the end of the taxable year and the date of distribution.

                (1) The income or loss allocable to the Excess Deferral Amount for the taxable year of the individual is equal to the income or loss for the taxable year of the individual allocable to the Participant's Elective Deferrals multiplied by a fraction, the numerator of which is such Participant's Excess Deferral Amount for the taxable year, and the denominator is equal to the sum of the Participant's Elective Deferral Account as of the beginning of the taxable year, plus the Participant's Elective Deferrals for the taxable year.

                (2) Ten percent (10%) of the amount determined under the preceding paragraph multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

        E. The Excess Deferral Amount which may be distributed under this section with respect to an Employee for a taxable year shall be reduced by any Excess Contributions previously distributed with respect to such Employee for the Plan Year beginning with or within such taxable year. In the event of a reduction under this subsection, the amount of Excess

                Contributions included in the gross income of the Employee and reported by the Employer as a distribution of Excess Contributions shall be reduced by the amount of the reduction under this subsection.

4.6     Average Actual Deferral Percentage Limitation.

        A. The Average Actual Deferral Percentage for a Plan Year for Eligible Employees who are Highly Compensated Employees may not exceed the greater of:

                (1) The Average Actual Deferral Percentage for all Eligible Employees who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25, or

                (2) The Average Actual Deferral Percentage for all Eligible Employees who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2.0, but not more than two (2) percentage points in excess of the Average Actual Deferral Percentage of Eligible Employees who were Nonhighly Compensated Employees.

                This method of testing is referred to as the "Prior Year Testing Method," and is effective for Plan Years beginning after, unless otherwise specifically provided in the Plan.

                If any Highly Compensated Employee is eligible to make Elective Deferrals, to make after-tax contributions or to receive Matching Contributions, the disparities between the Average Actual Deferral Percentages of the respective groups shall be reduced as described in the Multiple Use Limitation Percentage Limitation section below.

                If the Employer elects, in this Paragraph or in a Plan Amendment, to use the "Current Year Testing Method," the Average Actual Deferral Percentage tests in (1) and (2), above (and for the Average Contribution Percentage test in subsection A of the Average Contribution Percentage Limitation section below), will be applied by comparing the current Plan Year's Average Deferral Percentage for Participants who are Highly Compensated Employees for each Plan Year with the current Plan Year's Average Deferral Percentage for Participants who are Nonhighly Compensated Employees. Once made, this election can only be undone if the Plan meets the requirements for changing to prior year testing set forth in Notice 98-1 (or superseding guidance).

                For the first Plan Year the Plan permits any Participant to make Elective Deferrals and this is not a successor plan, for purposes of the foregoing tests, the prior year's Nonhighly Compensated Employees' Actual Deferral Percentage shall be the greater of three percent (3%) or the Plan Year's Actual Deferral Percentage for these Participants.

        B. Should neither limitation in the previous subsection be met with respect to a Plan Year, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Any Matching Contributions made on account of the Elective Deferrals which are distributed shall be forfeited. The amount of Excess Contributions of Highly Compensated Employees to be distributed is determined as follows:

                (1) The amount of the Excess Contribution for each Highly Compensated Employee is determined, in accordance with the subsection of the Average Actual Deferral Percentage Limitation section above, by computing the excess of

                        (a) The aggregate amount of Employer contributions actually taken into account in computing the Average Actual Deferral Percentage of all Highly Compensated Employees for such Plan Year, over

                        (b) The Actual Deferral Percentage for the Highly Compensated Employee;

                (2) The Elective Deferrals of the Highly Compensated Employee with the highest dollar amount of elective contributions are reduced by the amount required to cause that Highly Compensated Employee's Elective Deferrals to equal the dollar amount of the Elective Deferrals of the Highly Compensated Employee with the next highest dollar amount of Elective Deferrals. (For purposes of the preceding sentence, the "highest dollar amount" is determined after distribution of any Excess Contributions.) This amount is then distributed to the Highly Compensated Employee with the highest dollar amount of Elective Contributions. However, if a lesser reduction, when added to the total dollar amount of Excess Contributions already distributed pursuant to this Subparagraph (2) would equal the total Excess Contributions, the lesser reduction amount shall be distributed instead.

                (3)     If the total amount distributed pursuant to Subparagraph
                        (2), is less than the total dollar amount of Excess Contributions, then the procedure in Subparagraph (2) is repeated as to the Highly Compensated Employee with the next highest Elective Deferral Amount and this process is repeated until the total dollar amount of Excess Contributions distributed equals the total dollar amount of all Excess Contributions.

                If such excess amounts are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees.

                C. The Average Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the test described in Subsection (a)) allocated to his or her accounts under two (2) or more arrangements described in Code section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code section 401(k).

                        In the event that this Plan satisfies the requirements of Code sections 401(k), 401(a)(4), or 410(b) only if aggregated with one (1) or more other plans, or if one
                        (1) or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Average Actual Deferral Percentage of employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee Actual Deferral Percentage for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer is using the current year testing method. Plans may be aggregated in order to satisfy Code section 401(k) only if they have the same Plan Year and use the same Actual Deferral Percentage testing method.

                D. For purposes of this Plan, "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

                        (1) The aggregate amount of Employer contributions actually taken into account in computing the Average Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                        (2) The maximum amount of such contributions permitted by the Average Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Average Deferral Percentages, beginning with the highest of such percentages).

                        In no case shall the amount of Excess Contributions for a Plan Year with respect to any Highly Compensated Employee exceed the amount of Elective Deferrals made on behalf of such Highly Compensated Employee for such Plan Year.

        E. Excess Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Contributions allocated to each Participant is equal to the allocable income or loss for the taxable year of the individual as described below.

                (1) The income or loss allocable to Excess Contributions is equal to the income or loss allocable to the Participant's Participant Deferral Account (and, if applicable, the Qualified Nonelective Contribution Account or the Qualified Matching Contributions Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year, and the denominator is equal to the sum of the Participant's account balance attributable to Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the Average Actual Deferral Percentage test) as of the beginning of the Plan Year, plus the Participant's Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the Average Actual Deferral Percentage test) for the Plan Year.

        F. Coordination of Excess Contributions with Distribution of Excess Deferrals.

                (1) The amount of Excess Contributions to be distributed under Subsection B of the Average Actual Deferral Percentage Limitation section above with respect to a Highly Compensated Employee for a Plan Year shall be reduced by any Excess Deferral Amount previously distributed in accordance with Subsection B of the Annual Limitation On Participant Elective Deferrals section above to such Participant for the Participant's taxable year ending with or within such Plan Year.

                (2) The Excess Deferral Amount that may be distributed under Subsection B of the Annual Limitation On Participant Elective Deferrals section above with respect to an Employee for a taxable year shall be reduced by any Excess Contributions previously distributed with respect to such Employee for the Plan Year beginning with or within such taxable year. In the event of a reduction under this Paragraph F(2), the amount of Excess Contributions included in the gross income of the Employee and the amount of Excess Contributions reported by the Employer as includable in the gross income of the Employee shall be reduced by the amount of the reduction under Subsection B of the Average Actual Percentage Limitation section above.

        G. Should Subsection B of the Average Actual Deferral Percentage Limitation section above be applicable with respect to a Plan Year, the Employer may, in its discretion, in lieu of or in conjunction with the reductions described in Subsection B of the Average Actual Percentage Limitation section above, contribute an additional amount (not limited to the amount needed to meet limitation (1) or (2)) as a Qualified Nonelective Contribution. Such contribution shall be allocated to the extent necessary to meet the nondiscrimination tests of this section to the Accounts of Participants who were Nonhighly Compensated Employees on the last day of such year beginning first with the Nonhighly Compensated Employee(s), with the lowest deferral percentage until his (their) deferral percentage equals the deferral percentage of the Nonhighly Compensated Employee(s) with the next highest deferral percentage, or until the forgoing nondiscrimination tests are met, whichever occurs first. Contributions made pursuant to this subsection shall be one hundred percent (100%) vested at all times and shall be subject to the same limitations as to withdrawal and distribution as Elective Deferrals. If the Plan is using the Prior Year Testing Method, Qualified Nonelective Contributions for a prior Plan Year must be made no later than the end of the following Plan Year.

        H. For purposes of determining the test described in this Subsection, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the twelve (12)-month period immediately following the Plan Year to which contributions relate.

        I. The Employer shall maintain records sufficient to demonstrate satisfaction of the test described in this Section and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

        J. The determination and treatment of the Average Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

4.7     Average Contribution Percentage Limitation.

        A. The Average Contribution Percentage for a Plan Year for Eligible Employees who are Highly Compensated Employees for such Plan Year and the prior Plan Year's Average Contribution Percentage for Participants who were Nonhighly Compensated Employees for the prior Plan Year may not exceed the greater of:

                (1) The Average Contribution Percentage for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average Contribution Percentage for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by one and twenty-five one hundredths (1.25); or

                (2) The Average Contribution Percentage for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average Contribution Percentage for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by two (2.0), provided that the Average Contribution Percentage for Participants who are Highly

                        Compensated Employees does not exceed the Average Contribution Percentage for Participants who were Nonhighly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

                This method of testing is referred to as the "Prior Year Testing Method," and is effective for Plan Years beginning after 1996, unless otherwise specifically provided in the Plan.

                If any Highly Compensated Employee is eligible to make Elective Deferrals and is eligible to make After-Tax Contributions or to receive Matching Contributions, the disparities between the Average Contribution Percentages of the respective groups will be reduced in accordance with the Multiple Use Of Alternate Limitation section below.

                If the Employer elects to use the "Current Year Testing Method" the Contribution Percentage in the Early Retirement Age section, and the Average Contribution Percentages tests in (1) and (2), above (and in for the Average Actual Deferral Test section), will be applied by comparing the current Plan Year's Average Contributions Percentage for Participants who are Highly Compensated Employees for each Plan Year with the current Plan Year's Average Contributions Percentage for Participants who are Nonhighly Compensated Employees. Once made, this election can only be undone if the Plan meets the requirements for changing to prior year testing set forth in Notice 98-1 (or superseding guidance).

        B. The Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to make after-tax contributions or to receive matching contributions allocated to his account under two (2) or more plans to which contributions to which Code section 401(m) applies that are maintained by the Employer or an Affiliated Employer shall be determined as if all such after-tax contributions and matching contributions were made under a single plan for purposes of this section. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code section 401(m).

        C.      In the event that this Plan satisfies the requirements of Code section 401(m), 401(a)(4) or 410(b) only if aggregated with one
                (1) or more other plans, or if one (1) or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee Average Contributions Percentage for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer is using the current year testing method. Plans may be aggregated in order to satisfy Code section 401(m) only if they have the same Plan Year and use the same Average Contributions Percentage testing method.

        D. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the Average Contributions Percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If such Excess Aggregate Contributions are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan. A distribution of Excess Aggregate Contributions and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under the Time of Distribution section or any other provision of the Plan. A distribution pursuant to this subsection of Excess Aggregate Contributions and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether the distributions required by the Time Of Distribution subsections B through H are satisfied.

        E. For purposes of this Plan, "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

                (1) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Average Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                (2) The maximum Contribution Percentage Amounts permitted by the Average Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                Such determination shall be made after first determining Excess Deferral Amounts pursuant to the Annual Limitation On Participant Elective Deferrals section and then determining Excess Contributions pursuant to the Annual Limitation On Participant Elective Deferrals section. In no case shall the amount of Excess Aggregate Contributions with respect to any Highly Compensated Employee exceed the amount of after-tax contributions and matching contributions made on behalf of such Highly Compensated Employee for such Plan Year.

        F. Should the limitations of the Average Contribution Percentage Limitation section be exceeded with respect to a Plan Year, the Employer may, in its discretion, in lieu of the distribution of Excess Aggregate Contributions described in the Average Contribution Percentage Limitation section, contribute an additional amount (not limited to the amount needed to meet the Average Contribution Percentage Limitation section) as a Qualified Matching Contribution, which shall be allocated only to Nonhighly Compensated Employees who made Elective Deferrals for such Plan Year and who have at least one thousand (1,000) Hours of Service for the Plan Year and are Employees on the last day of the Plan Year. Such amounts shall, at the election of the Employer, be allocated in proportion to the Elective Deferrals and After-Tax Contributions of such individual or pro rata to each of such individuals. Contributions made pursuant to this subsection shall be one hundred percent (100%) vested at all times and shall be subject to the same limitations as to withdrawal and distribution as Elective Deferrals. If the Plan is using the Prior Year Testing Method, Qualified Matching Contributions for a prior Plan Year must be made no later than the end of the following Plan Year.

        G. Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate Contributions Amounts allocable to each Participant is equal to the allocable income or loss for the taxable year of the individual as described below plus the allocable income or loss for the period between the end of the taxable year and the date of distribution as described below.

                (1) The income or loss allocable to Excess Aggregate Contributions is equal to the Participant After-Tax Account, Matching Contributions Account and, if applicable, Qualified Nonelective Contribution Account and Elective Deferral Account of the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Plan Year, and the denominator is equal to the sum of the Participant's account balance(s) attributable to after-tax contributions, matching contributions and, if applicable, Qualified Nonelective Contributions and Elective Deferrals as of the beginning of the Plan Year, plus the after-tax contributions, matching contributions and, if applicable, Qualified Nonelective Contributions and Elective Deferrals for the Plan Year.

                (2) Ten percent (10%) of the amount determined under G(1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

        H. Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro-rata basis from the Participant After-Tax Account, Matching Contributions Account, and Qualified Matching Contributions Account (and, if applicable, the Participant's Qualified Nonelective Contribution Account or Elective Deferral Account, or both).

        I. Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions.

        J. Notwithstanding the foregoing, no forfeitures arising under this section shall remain unallocated or be allocated to a suspense account for allocation to one (1) or more Employees in any future Plan Year.

        K. Nothing contained in this Article IV shall prevent the Administrative Committee from reducing the rate of after-tax contributions during the Plan Year for Highly Compensated Employees in order to meet the test of subsection A of this section.

4.8     Multiple Use of Alternative Limitation.

        A. The Average Actual Deferral Percentage or Average Contribution Percentage of Highly Compensated Employees shall be adjusted as described below if all of the following conditions of this subsection are met:

                (1) One (1) or more Highly Compensated Employees of the Employer or an Affiliated Employer are eligible to participate both in an Code section 401(k) arrangement and in a plan maintained by the Employer or an Affiliated Employer subject to Code section 401(m);

                (2) The sum of the Average Actual Deferral Percentage of all Eligible Employees under the plans who are Highly Compensated Employees and the Average Contribution Percentage of the entire group of Eligible Employees who are Highly Compensated Employees exceeds the Aggregate Limit;

                (3) The Average Actual Deferral Percentage of the entire group of Eligible Employees who are Highly Compensated Employees exceeds the amount described above; and

                (4) The Average Contribution Percentage of the entire group of Eligible Employees who are Highly Compensated Employees exceeds the amount described above.

        B. The Administrative Committee shall elect to reduce either the Average Actual Deferral Percentage or the Average Contribution Percentage of the entire group of Eligible Employees who are Highly Compensated Employees in accordance with this subsection. The amount of the reduction to the Average Actual Deferral Percentage of the entire group of Eligible Employees who are Highly Compensated Employees shall, if elected, be calculated and accomplished in the manner described in subsection the Average Actual Deferral Percentage Limitation section or the amount of the reduction to the Average Contribution Percentage of the entire group of Eligible Employees who are Highly Compensated Employees shall, if elected, be calculated and accomplished in the manner described in the Average Contribution Percentage Limitation section above, so that in either case the Aggregate Limit described in subsection D shall not be exceeded. The Administrative Committee may elect to reduce the Actual Deferral Percentage or the Contribution Percentage either for all Highly Compensated Employees under the Plan who are subject to reduction or for only those Highly Compensated Employees who are eligible in both the arrangements subject to Code section 401(k) and the plan subject to Code section 401(m).

        C. The required reduction described in subsection the Multiple Use Of Alternative Limitation section shall be treated as an Excess Contribution or Excess Aggregate Contribution under the Plan as the case may be.

        D. For purposes of applying subsection A of the Multiple Use Of Alternative Limitation section, the Average Actual Deferral Percentage and Average Contribution Percentage of the group of Eligible Employees who are Highly Compensated Employees shall be determined after any corrective distribution of Excess Deferral Amounts pursuant to subsection B of the Annual Limitation On Participant Elective Deferrals section above, Excess Contributions, or Excess Aggregate Contributions pursuant to the Annual Limitation On Participant Elective Deferrals section above and after any recharacterization of Excess Contributions of the Average Actual Deferral Percentage Limitation section above required without regard to this section, and such corrections are deemed to be the maximum permitted under such tests for the Plan Year. Only plans and arrangements maintained by the same Employer or an Affiliated Employer shall be taken into account under this section.

        E. For purposes of this section, the "Aggregate Limit" shall mean the greater of (1) or (2) where

                (1)     Is the sum of:

                        (a) One hundred twenty-five percent (125%) of the greater of

                                (i) The Average Actual Deferral Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the prior Plan Year (beginning with or within the prior Plan Year of the 401(k) deferrals), or

                                (ii) The Average Contribution Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the Plan Year (beginning with or within the prior Plan Year of the 401(k) deferrals, and

                        (b) Two (2) percentage points plus the lesser of the amounts determined under Subparagraphs E(1)(a)(i) or (ii) above. In no event, however, shall the amount described in this Subparagraph exceed two hundred percent (200%) of the lesser of the amounts determined under Subparagraphs E(1)(a)(i) or (ii) above; and

                (2)     Is the sum of:

                        (a) One hundred twenty-five percent (125%) of the lesser of

                                (i) The Average Actual Deferral Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the prior Plan Year (beginning with or within the prior Plan Year of the 401(k) deferrals), or

                                (ii) The Average Contribution Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the Plan Year beginning with or within the prior Plan Year of the 401(k) deferrals, and

                        (b) Two (2) percentage points plus the greater of the amounts determined under Subparagraphs E(2)(a)(i) or E(2)(a)(ii) above. In no event, however, shall the amount described in this Subparagraph E(2)(b) exceed two hundred percent (200%) of the lesser of the amounts determined under Subparagraph E(2)(A)(i) or (ii) above.

                If the Employer has elected to use the Current Year Testing Method, then, in calculating the Aggregate Limit for a particular Plan Year, the Nonhighly Compensated Employees' Actual Deferral Percentage and Average Contributions Percentage for that Plan Year, instead of for the prior Plan Year, shall be used.

4.9     Permissible Types Of Employer Contributions.

        Payments on account of the contributions due from the Employer for any year may be made in cash or in kind; except that assets may not be contributed if such contribution violates the prohibited transaction rules of Code section 4975, or the corresponding rules under ERISA section 406, if applicable.

4.10    Loans To Participants.

        A. No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of

                (1) Fifty thousand dollars ($50,000) reduced by the excess (if any) of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or

                (2) One-half (1/2) of the present value of the vested Accrued Benefit of the Participant.

                For the purpose of the above limitation, all loans from all plans of the Employer and any Affiliated Employer are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this subsection A.

        B. Loans may not be made to Participants or Beneficiaries who are Highly Compensated Employees in percentage amounts greater than amounts made available to other Participants and Beneficiaries, and such loans must be made available to all Participants and Beneficiaries on a reasonably equivalent basis. However, loans will not be made in an amount less than one thousand dollars ($1,000). Any loans made must bear a reasonable rate of interest, considering all relevant factors, specifically including current bank interest rates, and must be adequately secured, as determined by the Administrative Committee. No Participant loan shall exceed the lesser of

                (1) The present value of the Participant's vested Accrued Benefit, or

                (2)     The applicable amount described in subsection A.

                The Elective Deferral Account and Rollover Account of the borrower may be pledged as security for such loans. All costs and expenses in connection with obtaining the loans and perfecting the Plan's security interest therein, including but not limited to taxes, recording fees, filing fees and attorney's fees shall be prepaid by the Participant or Beneficiary or shall be deducted from the total proceeds of the loan.

        C. Any loan shall be allocated to the accounts of the Participant to whom the loan is made and repayment of principal and interest on the loan shall be allocated to such accounts in the proportion in which the funds were borrowed.

        D. The Administrative Committee may adopt a loan policy, provided that it shall not conflict with the Plan.

        E. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

        F. A Participant must obtain the consent of his or her spouse, if any, to use the Accrued Benefit as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the ninety (90)-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Accrued Benefit is used for renegotiation, extension, renewal, or other revision of the loan.

                Loan repayments will be suspended under this Plan as permitted under Code section 414(u)(4).

4.11    Rollover Contributions.

        A. Any Employee may make a Rollover Contribution to this Plan, provided, however, that the trust from which the funds are to be transferred must permit the transfer to be made, and provided, further, the Employer is reasonably satisfied that such transfer will not jeopardize the tax exempt status of this Plan or Trust or create adverse tax consequences for the Employer. Rollover Contributions shall be made by delivery to the Trustee (or to the Employer for delivery to the Trustee) for deposit in the Trust. All Rollover Contributions must be in cash or property satisfactory to the Trustee, whose decision in this regard shall be final. The Trustee will not accept rollovers of accumulated deductible employee contributions from a simplified employee pension plan nor will the Trustee accept rollovers in the form of a direct transfer from any qualified plan that is required to provide benefits in the form of a qualified joint and survivor annuity or a qualified pre-retirement survivor annuity, as defined in Code section 417(b) and (c).

        B. If the Administrative Committee accepts such transfer of funds, it shall allocate them to the Rollover Account of the transfer. Such funds shall be one hundred percent (100%) vested.

        C. Rollover Contributions shall not be considered to be Participant contributions for the purpose of calculating the limitations under the Limitations On Allocations To Each Participant below.

                     ARTICLE V - ADMINISTRATION OF ACCOUNTS


5.1     Investments.

        The amounts allocated to the Employer and Elective Deferral and After-Tax Accounts shall be invested by the Trustee (except as provided in Article IX) in accordance with Article VIII.

5.2     Invest In Single Fund And Reasonable Rules.

        The Trustee may cause all contributions paid to it by the Employer and, if applicable the Participants, and the income therefrom, without distinction between principal and income, to be held and administered as a single fund, and the Trustee shall not be required to invest separately any share of any Participant except as provided in Loans to Participants, Rollover Contributions, Segregation If Installment Distribution and the Participant Directed Accounts sections. The Trustee may adopt reasonable rules for the administration of such common fund and for the determination of the proportionate interest of each Participant in the fund.

5.3     Valuation Of Assets And Allocation Of Changes.

        Any assets of the Trust Fund held in pooled investment vehicles will be valued as of the close of the last day of each Plan Year, (which shall be the Plan's annual valuation date) at their fair market value. The Employer Account of each Participant (or Employer Accounts if the Participant has Accrued Benefits for service incurred both prior and subsequent to five (5) consecutive One (1) Breaks in Service), including any Employer Account held in suspense, and, if applicable, the Elective Deferral Account and Rollover Account of each Participant shall be adjusted for any net appreciation or net depreciation in such assets of the Plan and any net income or net loss of the Trust for such year, with each account being credited or charged in the ratio that the amount of the account (as of the close of the last day of the preceding Plan Year) bears to the total (as of the close of the last day of the preceding Plan Year) of all such remaining non-segregated accounts. For the purpose of such adjustment of accounts, any contribution made by the Employer with respect to a Plan Year shall be considered as having been made immediately after such valuation and adjustment, unless such contributions are actually allocated to a Participant's account prior to such valuation. In making the adjustments required by this section the cash value of any life insurance, and the value of any amounts segregated in accordance with Loans to Participants, Segregation If Installment Distribution and the Participant Directed Accounts sections shall not be considered in determining the amount of net appreciation, depreciation, gain or loss to be allocated to such account. The amount of any net appreciation, depreciation, gain or loss with respect to such cash value or segregated account shall be allocated to the individual account with respect to which it arose.

        In addition to the valuations required by the first paragraph of this section, the Trust Fund and/or various investment options within the Trust Fund may be valued at such other times during the Plan Year as the Administrative Committee deems prudent. The Administrative Committee may establish procedures whereby certain funds and investments may be valued on a varied basis including quarterly and daily valuation with the individual accounts of Participants valued and adjusted accordingly for any net appreciation or net depreciation in such Plan assets.

        For purposes of valuing company stock, which is one of the Plan's investment options, fair market value shall mean the closing price on the Valuation Date (or, if there is no closing price, then the closing bid price) of Qualifying Employer Securities as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such Qualifying Employer Securities are listed, or if the Qualifying Employer Securities are not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the Fair Market Value of the Qualifying Employer Securities as determined by a qualified independent appraiser meeting requirements similar to those contained in Treasury regulations under Code section 170(a)(1) and Department of Labor Regulations under ERISA section 3(18). Qualifying Employer Security shall mean the common stock of the Employer which meets the requirements of Code section 409(l).

        For purposes of all computations required by this section, the accrual method of accounting shall be used to value the Trust Fund and the assets thereof at their fair market value as of each valuation date. Qualifying Employer Securities shall be accounted for as provided in Treasury Regulations section 1.402(a)-1(b)(2)(ii), as amended, or any regulation or statute of similar import. A stock split of the securities held by the Plan, whether they are Employer Securities, or whether issued by another corporation shall not be considered income or appreciation of the Trust Fund. All stock splits, in contrast to stock dividends, shall be recorded on the books of the Trust and shall adjust the number of securities held in any account of the Plan effective on the legal effective date of the stock split as determined by the issuer.

5.4     Limitations On Allocations To Each Participant.

        A. If the Participant does not participate in, and has never participated in, another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Code section 419(e) maintained by the Employer, or an individual medical account, as defined in Code section 415(l)(2), maintained by the Employer or a simplified employee pension, as defined in Code section 408(k), maintained by the Employer which provides an annual addition as defined in Paragraph D(1), the amount of annual additions which may be credited to the Participant's account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

        B. Prior to determining the Participant's actual Compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the limitation year, uniformly determined for all Participants similarly situated.

        C. As soon as administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's actual Compensation for the limitation year.

        D. If, pursuant to Paragraph C or as a result of an allocation of Forfeitures there is an excess amount the excess will be disposed of as follows:

                (1) Any nondeductible voluntary employee contributions (plus Attributable earnings), to the extent they would reduce the excess amount, will be returned to the Participant;

                (2) If after the application of Subparagraph A an excess amount still exists, any elective deferrals (plus attributable earnings), to the extent they would reduce the excess amount, will be distributed to the Participant;

                (3) If after the application of Subparagraph (2) an excess amount still exists, and the Participant is covered by the Plan at the end of the limitation year, the excess amount in the Participant's account will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next limitation year, and each succeeding limitation year if necessary.

                (4) If after the application of Subparagraph (2) an excess amount still exists, and the Participant is not covered by the Plan at the end of a limitation year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce Employer contributions for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary.

                (5) If a suspense account is in existence at any time during a limitation year pursuant to this section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer or Employee contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants.

        E. This subsection applies if, in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Code section 419(e) maintained by the Employer, or an individual medical account, as defined in Code section 415(l)(2), maintained by the Employer or a simplified employee pension, as defined in Code section 408(k), maintained by the Employer which provides an annual addition as defined in Paragraph D(1), during any limitation year. The annual additions which may be credited to a Participant's account under this Plan for any such limitation year will not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under the other plans and welfare benefit funds for the same limitation year. If the annual additions with respect to the Participant under the other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's account under this Plan for the limitation year.

        F. Prior to determining the Participant's actual Compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant in the manner described in Paragraph A(2).

        G. As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's actual Compensation for the limitation year.

        H. If, as a result of the allocation of forfeitures, a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a welfare fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

        I If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

                (1)     The total excess amount allocated as of such date, times

                (2)     The ratio of

                        (a) The annual additions allocated to the Participant for the limitation year as of such date under this Plan to

                        (b) The total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified defined contribution plans.

        J. Any excess amount attributed to this Plan will be disposed in the manner described in Paragraph D.

        K. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit fraction and defined contribution fraction will not exceed one (1.0) in any limitation year. The annual additions which may be credited to the Participant's account under this Plan for any limitation year are limited as follows: If the Participant's defined benefit fraction and defined contribution fraction would otherwise exceed one (1.0), the Participant's accruals under the defined benefit plan will be reduced to the extent necessary to prevent such combined fraction from exceeding one (1.0) before any annual additions to this Plan or any other defined contribution plan maintained by the Employer are reduced.

                For Plan Years beginning after December 31, 1999, this paragraph K shall not apply.

        L. For purposes of this section, the following words and terms shall have the meanings indicated:

                (1)     Annual Additions.

                        Annual additions means the sum of the following credited to a Participant's account for the limitation year:

                        (a)     Employer contributions;

                        (b)     Employee contributions;

                        (c)     Forfeitures;

                        (d) Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer are treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code section 419A(d)(3), under a welfare benefit fund, as defined in Code section 419(e), maintained by the Employer are treated as annual additions to a defined contribution plan; and

                        (e)     Allocations under a simplified employee pension.

                        For this purpose, any excess amount applied under A(4) or B(6) in the limitation year to reduce Employer contributions will be considered annual additions for such limitation year.

                (2)     Compensation.

                        Compensation means wages as defined in Code section 3401(a) and all other payments of Compensation to an employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the employee a written statement under Code sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

                        For any self-employed individual Compensation will mean earned income.

                        For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this section Compensation for a limitation year is the Compensation actually paid or made available during such limitation year.

                        Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Code section 22(e)(3)) is the Compensation such Participant would have received for the limitation year before becoming permanently and totally disabled; for limitation years beginning before January 1, 1997, but not for limitation years beginning after December 31, 1996, such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Code section 414(q)) and contributions made on behalf of such Participant are nonforfeitable when made.

                        For limitation years beginning after December 31, 1997, for purposes of applying the limitations of this Article, Compensation paid or made available during such limitation years shall include any amounts deferred pursuant to Code section 402(e)(3) (with respect to cash or deferred arrangements as defined in Code section 401(k)(2)), section 402(h) (with respect to simplified employee pension plans), section 403(b), section 408(p) (with respect to simple retirement accounts), or section 457, or contributed to any welfare benefit plans maintained by the Employer through a reduction in the Employee's Compensation which, pursuant to Code section 125, are not included in the gross income of the Employee for the taxable year in which such amounts are contributed.

                (3)     Defined Benefit Fraction.

                        Defined benefit fraction means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the limitation year under Code sections 415(b) and (d) or one hundred forty percent (140%) of the highest average Compensation, including any adjustments under Code section 415(b).

                        Notwithstanding the above, if the Participant was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one (1) or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the

                        Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code section 415 for all limitation years beginning before January 1, 1987.

                (4)     Defined Contribution Dollar Limitation.

                        The defined contribution dollar limitation is thirty thousand dollars ($30,000), as adjusted from the 1995 limitation year under Code section 415(d).

                (5)     Defined Contribution Fraction.

                        Defined contribution fraction means a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code section 419(e), individual medical accounts, as defined in Code section 415(l)(2), maintained by the Employer and simplified employee pensions maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under Code sections 415(b) and (d) in effect under Code section 415(c)(1)(A) or thirty-five percent (35%) of the Participant's Compensation for such year.

                        If the Employee was a Participant as of the end of the first day of the limitation year beginning after December 31, 1986, in one (1) or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed one (1.0) under the terms of this Plan. Under the adjustment, an amount equal to the product of

                        (a) The excess of the sum of the fractions over one (1.0) times

                        (b) The denominator of this fraction, will be permanently subtracted from the numerator of this fraction.

                        The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987.

                        The annual addition for any limitation year beginning before January 1, 1987, shall not be computed to treat all employee contributions as annual additions.

                (6)     Employer.

                        Employer shall mean the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Code section 414(b) as modified by Code section 415(h)), all commonly controlled trades or businesses (as defined in Code section 414(c) as modified by Code section 415(h), or affiliated service groups (as defined in Code section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code section 414(o).

                (7)     Excess Amount.

                        Excess amount means the excess of the Participant's annual additions for the limitation year over the maximum permissible amount.

                (8)     Highest Average Compensation.

                        Highest average Compensation means the average Compensation for the three (3) consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the twelve (12)-consecutive month period used for measuring Compensation in the second paragraph of section 2.8.

                (9)     Limitation Year.

                        The limitation year is the Plan Year, unless the Employer elects in writing a different twelve (12) consecutive month period. All qualified plans maintained by the Employer must use the same limitation year. If the limitation year is amended to a different twelve
                        (12) consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

                (10)    Maximum Permissible Amount.

                        The maximum permissible amount is the maximum annual addition that may be contributed or allocated to a Participant's account under the Plan for any limitation year which shall not exceed the lesser of:

                        (a)     The defined contribution dollar limitation, or

                        (b) Twenty-five percent (25%) of the Participant's Compensation for the limitation year.

                        The Compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code section 401(h) or Code section 419A(f)(2)) which is otherwise treated as an annual addition under Code section 415(l)(1) or section 419A(d)(2).

                        If a short limitation year is created because of an amendment changing the limitation year to a different twelve (12)-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                  Number of months in the short limitation year
                                       12

                (11)    Projected Annual Benefit.

                        The projected annual benefit means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the plan assuming:

                        (a) The Participant will continue employment until normal retirement age under the plan (or current age, if later), and

                        (b) The Participant's Compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

5.5     Designation Of Beneficiary.

        Each Participant may designate from time to time in writing one (1) or more Beneficiaries, who will receive the Participant's vested Accrued Benefit in the event of the Participant's death. If the Participant dies without having made a Beneficiary designation, the Trustee shall distribute such benefits in the following order of priority to the deceased Participant's:

        A.      Spouse,

        B.      Lineal descendants,

        C.      Parents, or

        D.      Estate.

        However, in the event of the death of a married Participant, the surviving spouse must be the sole Beneficiary unless the surviving spouse has consented in writing to a different election, has acknowledged the effect of such election, and the consent and acknowledgement are witnessed by a member of the Administrative Committee or a notary public. The consent of the spouse shall not be necessary if it is established to the satisfaction of the Administrative Committee that there is no spouse, the spouse cannot reasonably be located, or for such other reasons as the regulations may prescribe. The consent of a spouse or reason for not requiring such consent shall be applicable only to that spouse. If the spouse of a Participant becomes locatable or if a Participant remarries, it shall be the duty of the Participant to bring that fact to the attention of the Administrative Committee. If the Participant so notifies the Administrative Committee, the Administrative Committee shall then, if applicable, proceed to make available to such spouse the consent of spouse procedures described in this section.


                              ARTICLE VI - VESTING


6.1     Certain Accounts One Hundred Percent (100%)Vested.

        The Accrued Benefit in the Elective Deferral Account and Rollover Account shall be one hundred percent (100%) vested at all times.

6.2 Employer Account Vesting On Death, Retirement, Or Total And Permanent Disability.

        If a Participant's employment is terminated for death, for Total and Permanent Disability, or upon a Participant attaining Normal Retirement Age, one hundred percent (100%) of the Accrued Benefit in his Employer Account shall vest in the Participant (or in his Beneficiary, as the case may be) and shall be distributed in accordance with the provisions of Article VII.

6.3     Employer Account Vesting On Termination.

        During the course of a Participant's employment, the following percentages of the Accrued Benefit in the Employer Account of the Participant shall vest in the Participant and shall, if a Participant's employment is terminated prior to attaining Normal Retirement Age except for death or Total and Permanent Disability, be distributed to or set aside for him (or his Beneficiary) in accordance with the provisions of
        Article VII:

6.4     Employer Account And Matching Contributions Account Vesting On
        Termination.

        A. During the course of a Participant's employment, the following percentages of the Accrued Benefit in the Employer and Matching Accounts of the Participant shall vest in the Participant and shall, if a Participant's employment is terminated prior to attaining Normal Retirement Age except for death or Total and Permanent Disability, be distributed to or set aside for him (or his Beneficiary) in accordance with the provisions of Article
                VII:

                            Years of                    Vested
                             Service                  Percentage
                           -----------                ----------
                           Less than 3                    0%
                                3                        20%
                                4                        40%
                                5                        60%
                                6                        80%
                                7                        100%

                The Accrued Benefit in the Employer Matching Accounts of a Participant which is not vested as above provided and which is forfeited shall be retained by the Trustee for allocation as a Forfeiture, in accordance with the provisions of the Manner Of Allocation, Restoration of Forfeitures, Suspense Account For Terminated Participants and the Repayment of Cash-Out sections.

6.5     Forfeiture For Certain Acts.

        Notwithstanding the provisions of section 6.3, a Participant who has less than five (5) years of Total Service for Vesting shall forfeit any amount accrued in his Employer Account and Matching Account if he should commit any criminal act or willful or malicious act which damages the Employer or other Employees, except that this shall not apply to the extent the top-heavy vesting schedule (as set forth in Article X) applies.

6.6     Restoration Of Forfeitures.

        If a Participant is less than one hundred percent (100%) vested, and either

        A. He receives a distribution from the Plan and then the Participant resumes employment with the Employer before the occurrence of five (5) consecutive One (1) Breaks in Service, or

        B. The Participant receives an in-service distribution, then until such time as there is a fifth (5th) consecutive One (1) Break in Service, the Participant's vested portion of the balance in his account at any time shall be equal to an amount ("X") determined by the formula X = P(AB + (R X D)) _ (R X D), where "P" is the vested percentage of the Participant at such time, "AB" is the balance in the Participant's account at such time, "D" is the amount of the distribution not previously repaid by the Participant in accordance with the Repayment Of Cash-Out section (if applicable), and "R" is the ratio of the account balance at the relevant time to the account balance after distribution.

        If an Employee who is zero percent (0%) vested is deemed to receive a distribution pursuant to the Method Of Distribution Of Accounts section below, and that Employee resumes employment covered under this Plan before the date he or she incurs five (5) consecutive One (1) Breaks in Service, upon the reemployment of such Employee, the Employer-derived account balance of the Employee will be restored to the amount on the date of such deemed distribution.

        If the Participant's forfeited Accrued Benefit is restored pursuant to this section, the restoration shall be made first out of Forfeitures, if any, and then by additional Employer contributions.


                     ARTICLE VII - DISTRIBUTION OF BENEFITS


7.1 Method Of Distribution Of Participant Rollover Account Before Termination of Service.

        A Participant with the consent of his spouse in accordance with the Hardship Distribution section may, upon ninety (90) days notice to the Administrative Committee, withdraw part or all of his Accounts which are one hundred percent (100%) vested.

7.2     Hardship Distribution.

        A Participant with the consent of his spouse in accordance with the Method Of Distribution Of Accounts section may apply in writing to the Administrative Committee for a hardship withdrawal of part or all of his net distributable amount. The net distributable amount is equal to the distributable amount, reduced by the amount of previous distributions on account of hardship. The distributable amount is equal to the sum of

        A. The Participant's Employer contributions which are one hundred percent (100%) as of the date of distribution,

        B. Income allocable to Employer contributions that is credited to the Participant's Elective Deferral Account before the end of the last Plan Year ending before July 1, 1989,

        C. Amounts treated as Employer contributions that are credited to the Participant's Account before the end of the last Plan Year ending before July 1, 1989, and

        D. Income allocable to amounts treated as Employer contributions that is credited to the Participant's Account before the end of the last Plan Year ending before July 1, 1989.

        The Administrative Committee in its discretion and in accordance with the provisions of this section shall determine what portion or all of such vested Account Balance is necessary to alleviate the hardship. A distribution is on account of hardship only if the distribution both is made on account of an immediate and heavy financial need of the Participant as determined in accordance with subsection A below and is necessary to satisfy such financial need as determined in accordance with subsection B below. The determination by the Administrative Committee of the existence of an immediate and heavy financial need and of the amount necessary to meet the need shall be made in a nondiscriminatory and uniform manner. The determination of hardship by the Administrative Committee shall be final and binding.

        A. A distribution will be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is for:

                (1) Expenses for medical care described in Code section 213(d) incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code section 152), or necessary for these persons to obtain medical care described in Code section 213(d);

                (2) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents of the Participant;

                (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of that residence; or

                (5) Such other financial needs as prescribed by the Commissioner of the Internal Revenue Service.

        B. A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

                (3) The Participant does not make an Elective Deferral for his taxable year immediately following the taxable year of the hardship distribution in excess of the seven thousand dollar ($7,000) limit (adjusted for the cost of living) for such next taxable year less the amount of such Participant's Elective Deferral for the taxable year of the hardship distribution; and

                (4) The Participant does not make an Elective Deferral after-tax contribution or contribution to the Plan and to all other plans maintained by the Employer for a twelve (12) month period following the date of receipt of the hardship distribution. For this purpose, the phrase "all other plans maintained by the Employer" means all qualified and nonqualified plans of deferred compensation maintained by the Employer. The phrase includes a stock option, stock purchase, or similar plan, or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Code section 125. However, such phrase does not include a health or welfare benefit plan, including one that is part of a cafeteria plan.

                If additional methods for distributions are prescribed by the Commissioner of the Internal Revenue Service, such additional methods for distributions are hereby incorporated by reference.

7.3     Method Of Distribution Of Accounts.

        A. Except as otherwise provided in the Method Of Distribution Of Rollover Account Before Termination Of Service section, the Participant shall elect to receive distribution of his vested Accrued Benefit, if it exceeds five thousand dollars ($5,000), in one of the following forms:

                (1) An annuity (including a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity as provided in this section) for benefits accrued in this Plan on or before January 1, 1999, and excluding Rollover Accounts,

                (2)     A lump-sum distribution (Cash-Out),

                (3) An installment distribution consisting of approximately equal annual or more frequent installments (subject to the limitations of the Time Of Distribution section above) over a term certain not to exceed five (5) years, or

                (4)     A Direct Rollover.

        B. If an Employee terminates service, and the value of the Employee's vested Accrued Benefit is not greater than five thousand dollars ($5,000), and subject to the Direct Rollover section, the Employee will receive a distribution of the value of the entire vested portion of such Accrued Benefit and the nonvested portion will be treated as a Forfeiture. The entire amount of such vested Accrued Benefit shall be distributed in the form of a Cash-Out within the time specified in Article 7. For purposes of this section, if the value of an Employee's vested Accrued Benefit is zero (0), the Employee shall be deemed to have received a Cash-Out of such vested Accrued Benefit.

        C. If the value of a Participant's vested Accrued Benefit exceeds (or at the time of any prior distribution exceeded) five thousand dollars ($5,000), and the vested Accrued Benefit is immediately distributable, the Participant (and the Participant's spouse or where either the Participant or the spouse has died, the survivor in the case of an Accrued Benefit that is subject to the Annuity Forms Of Distribution) must consent to any distribution of such vested Accrued Benefit. The consent of the Participant (and the Participant's spouse) shall be obtained in writing within the ninety (90)-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrative Committee shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's vested Accrued Benefit is no longer immediately distributable (as described in Paragraph (2) below). Such notification shall include a general description of the material features and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code section 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety
                (90) days prior to the annuity starting date.

                (1) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the vested Accrued Benefit is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Article VII of the Plan, only the Participant need consent to the distribution of the vested Accrued Benefit that is immediately distributable.) Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code section 401(a)(9) or Code section 415. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if neither the Employer nor any Affiliated Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975(e)(7)), the Participant's vested Accrued Benefit will, without the Participant's consent, be distributed to the Participant. However, if any Affiliated Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975(e)(7)), then the Participant's vested Accrued Benefit will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

                (2) The Participant's vested Accrued Benefit is immediately distributable if any part of the vested Accrued Benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two (62).

        D. For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested Accrued Benefit shall not include amounts attributable to accumulated deductible employee contributions within the meaning of Code section 72(o)(5)(B).

        E. If distributions are made in installments rather than a Qualified Joint and Survivor Annuity or a Pre-Retirement Survivor Annuity, lump-sum distribution or a Cash-Out, then

                (1) The installments must be over a term certain not to exceed five (5) years, or

                (2) The amount of the installment to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his designated Beneficiary.

                Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Treasury Regulations section 1.72-9, Table V and VI or, in the case of payments under a contract issued by an insurance company, by use of the life expectancy tables of the insurance company. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually, but the life expectancy of a nonspouse Beneficiary may not be recalculated. If the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

        F. Any annuity distributed herefrom must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

7.4     Time of Distribution.

        All distributions required under this section shall be determined and made in accordance with the proposed regulations under Code section 401(a)(9), including the minimum distribution incidental benefit requirement of proposed Treasury Regulation section 1.401(a)(9)-2.

        A. After the Participant has attained the Normal Retirement Age or has met the requirements for an In-Service Distribution, has died, or has terminated his employment, then the lump-sum payment, or the Direct Rollover, shall be made as soon as administratively feasible after requested by the Participant. If the distribution is made prior to the time the Participant attains the later of age sixty-two (62) or the Normal Retirement Age under the Plan, the Participant must consent to the distribution, unless it is in the form of a Cash-Out of five thousand dollars ($5,000) or less. If the Participant is zero percent (0%) vested in his Accrued Benefit, his vested Accrued Benefit will be deemed to have been distributed to him in the form of a Cash-Out. However, in all events such distributions shall begin no later than sixty (60) days after the end of the Plan Year in which occurs the latest of the following:

                (1) The date on which the Participant attains the earlier of age sixty-five (65) or the Normal Retirement Age;

                (2) The tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

                (3)     The Termination Date.

        B. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

        C. As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

                (1)     The life of the Participant,

                (2)     The life of the Participant and a designated
                        Beneficiary,

                (3) A period certain not extending beyond the life expectancy of the Participant, or

                (4) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

        D. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                (1)     Individual account.

                        (a) If a Participant's benefit is to be distributed over

                                (i) A period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or

                                (ii) A period not extending beyond the life expectancy of the designated
                                        Beneficiary,

                        (b) The amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                        (c) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                        (d) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefits by the lesser of

                                (i)     The applicable life expectancy or

                                (ii) If the Participant's spouse is not the designated Beneficiary,

                                (iii) The applicable divisor determined from the table set forth in Q & A-4 of section 1.401(a)(9)-2 of the proposed
                                        Treasury Regulations. Distributions
                                        after the death of the Participant shall be distributed using the applicable life expectancy in Subparagraph D(1)(a) above as the relevant divisor without regard to proposed Treasury Regulations section 1.401(a)(9)-2.

                        (e) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                (2) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code section 401(a)(9) and the proposed regulations thereunder.

        E. If the Participant dies after distributions to him have begun but before his entire vested Accrued Benefit has been distributed to him, the remaining portion of his vested Accrued Benefit shall be distributed from the Plan at least as rapidly as under the method of distribution previously established for him.

        F. If the Participant dies before distribution of his interest commences, then distributions of the Participant's remaining vested Accrued Benefit must be completed by the end of the fifth
                (5th) calendar year following the year of his death. However, installment distributions to a designated Beneficiary which begin not later than the end of the calendar year following the death of the Participant shall be treated as complying with this five (5) year distribution requirement (even though the installment payments are not completed within five (5) years of the Participant's death) if the distributions are made at a rate which is not longer than that calculated to provide payment of all the Participant's vested Accrued Benefit during the anticipated life expectancy of the designated Beneficiary. Provided that if the designated Beneficiary is the surviving spouse of the deceased Participant, the distributions can begin as long after the Participant's death as the date on which the deceased Participant would have attained the age of seventy and one-half (70-1/2). If the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this subsection shall be applied as if the surviving spouse were the Participant.

                If the Participant has not made an election pursuant to this subsection F. by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of

                (1) December 31 of the calendar year in which distributions would be required to begin under this subsection, or

                (2) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth
                        (5th) anniversary of the Participant's death.

        G. For purposes of this section, any amount paid to a child of a Participant will be treated as if it had been paid to the surviving spouse of the Participant if such remaining amount becomes payable to the surviving spouse when the child reaches the age of majority.

        H. For the purposes of this section, distribution of a Participant's interest is considered to begin on the Participant's required beginning date. If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

        I. For purposes of this section, the following words and terms shall have the meanings indicated:

               (1)    Applicable Life Expectancy.

                      The Applicable Life Expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date Applicable Life Expectancy was first calculated. If Applicable Life Expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if Applicable Life Expectancy is being recalculated such succeeding calendar year.

               (2)    Designated Beneficiary.

                      The individual who is designated as the Beneficiary under the Plan in accordance with Code section 401(a)(9) and the proposed regulations thereunder.

               (3)    Distribution Calendar Year.

                      A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to subsection D above.

               (4)    Life expectancy.

                      Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Treasury Regulations section 1.72-9, or, in the case of payments under a contract issued by an insurance company, by use of the life expectancy tables of the insurance company.

                      Unless otherwise elected by the Participant (or Participant's spouse, if applicable), by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

               (5)    Participant's benefit.

                      (a) The vested Accrued Benefit as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the vested Accrued Benefit as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                      (b) For purposes of Subparagraph (a) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

               (6)    Required beginning date.

                      (a) For calendar years beginning after 1996, the required beginning date of a Participant is the later of

                             (i) The first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2), or

                             (ii) The calendar year in which the Participant retires if the Participant is not a five (5) percent owner of the Employer.

                      (b) For calendar years beginning on or before 1996 the required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one half (70-1/2).

                      (c) Five percent (5%) Owner." A Participant is treated as a five percent (5%) owner for purposes of this section if such Participant is a five percent (5%) owner as defined in Code section 416(i) (determined in accordance with Code section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year in which such owner attains age sixty-six and one-half (66-1/2) or any subsequent Plan Year.

                      (d) Once distributions have begun to a five percent (5%) owner under this section, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

7.5     Qualified Joint and Survivor Annuity or Pre-Retirement Survivor Annuity

        A. The provisions of this section shall apply to those Accrued Benefits specified in the Method Of Distribution Article.

        B. Unless an optional form of benefit is selected pursuant to a qualified election within the ninety (90) day period ending on the annuity starting date, a married Participant's vested Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Accrued Benefit will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

        C. Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date, then the Participant's vested Accrued Benefit shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

        D. For purposes of this section, the following words and terms shall have the meanings indicated:

               (1)    Election Period.

                      The period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Accrued Benefit as of the date of separation, the election period shall begin on the date of separation.

               (2)    Pre-age 35 Waiver.

                      A Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the Qualified Pre-Retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms as are comparable to the explanation required under Paragraph E(1) automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five
                      (35). Any new waiver on or after such date shall be subject to the full requirements of this section.

               (3)    Earliest Retirement Age.

                      The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

               (4)    Qualified Election.

                      A waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity shall not be effective unless:

                      (a) The Participant's spouse consents in writing to the election;

                      (b) The election designates a specific Beneficiary including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent);

                      (c) The spouse's consent acknowledges the effect of the election; and

                      (d) The spouse's consent is witnessed by a Plan representative or notary public.

                      Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

                      Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in subsection E below.

               (5)    Qualified Joint And Survivor Annuity.

                      An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than fifty percent (50%) and not more than one hundred percent (100%) of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Accrued Benefit, and is further defined in the Qualified Joint and Survivor Annuity section above.

               (6)    Spouse (Surviving Spouse).

                      The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code section 414(p).

               (7)    Annuity Starting Date.

                      The first day of the first period for which an amount is paid as an annuity or any other form.

               (8)    Vested Accrued Benefit.

                      The aggregate value of the Participant's vested Accrued Benefit, whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life.

        E.     Notice Requirements.

               (1) In the case of a Qualified Joint and Survivor Annuity, the Administrative Committee shall, no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date, provide each Participant a written explanation of:

                      (a) The terms and conditions of a Qualified Joint and Survivor Annuity;

                      (b) The Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

                      (c)    The rights of a Participant's spouse; and

                      (d) The right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

               (2) In the case of a Qualified Pre-Retirement Survivor Annuity as described in subsection C, the Plan Administrative Committee shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Paragraph E(1).

                      The applicable period for a Participant is whichever of the following periods ends last:

                      (a) The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

                      (b) A reasonable period ending after the individual becomes a Participant;

                      (c) A reasonable period ending after Paragraph E(3) ceases to apply to the Participant;

                      (d) A reasonable period ending after this section first applies to the Participant.

                      Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty-five (35).

                      For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

               (3) Notwithstanding the other requirements of this subsection, the respective notices prescribed by this subsection need not be given to a Participant if:

                      (a) The Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, and

                      (b) The Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity and does not allow a married Participant to designate a nonspouse beneficiary.

                      For purposes of this Paragraph, a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

        F.     Safe harbor rules.

               (1) This subsection F shall apply to a Participant in a profit-sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988 from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in Code section 72(o)(5)(B) and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied:

                      (a) The Participant does not or cannot elect payments in the form of a life annuity; and

                      (b) On the death of a Participant, the Participant's vested Accrued Benefit will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's designated Beneficiary.

                      The surviving spouse may elect to have distribution of the vested Accrued Benefit commence within the ninety (90)-day period following the date of the Participant's death. The Accrued Benefit shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Accrued Benefits for other types of distributions. This subsection F shall not be operative with respect to a Participant in a profit-sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit-sharing plan which is subject to the survivor annuity requirements of Code section 401(a)(11) and Code section 417. If this subsection F is operative, then the provisions of this section, other than subsection G, shall be inoperative.

               (2) The Participant may waive the spousal death benefit described in this subsection F at any time provided that no such waiver shall be effective unless it satisfies the conditions of Paragraph D(3) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Pre-Retirement Survivor Annuity.

        G.     Transitional Rules.

               (1) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous subsections of this section must be given the opportunity to elect to have the prior provisions of this section apply if such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after

                      January 1, 1976, and such Participant had at least ten
                      (10) Years of Service for Vesting when he or she separated from service.

               (2) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Paragraph G(4).

               (3) The respective opportunities to elect (as described in Paragraphs G(1) and (2) above must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

               (4) Any Participant who has elected pursuant to Paragraph G(2) and any Participant who does not elect under Paragraph G(1) or who meets the requirements of Paragraph G(1) except that such Participant does not have at least ten
                      (10) Years of Service for Vesting when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity.

                      (A) If benefits in the form of a life annuity become payable to a married Participant who:

                             (i) Begins to receive payments under the Plan on or after Normal Retirement Age; or

                             (ii) Dies on or after Normal Retirement Age while still working for the Employer; or

                             (iii) Begins to receive payments on or after the qualified early retirement age; or

                             (iv) Separates from service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                             then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains qualified early retirement age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                      (B) A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision must be in writing and may be changed by the Participant at any time. The election period begins on the later of

                             (i)    The ninetieth (90th) day before the
                                    Participant attains the qualified early
                                    retirement age, or

                             (ii) The date on which participation begins, and ends on the date the Participant terminates employment.

                      (C) For purposes of this Paragraph G(4), "qualified early retirement age" is the latest of:

                             (i) The earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                             (ii) The first day of the one hundred twentieth (120th) month beginning before the Participant reaches Normal Retirement Age, or

                             (iii)  The date the Participant begins
                                    participation.

7.6     Segregation If Installment Distribution.

        The Administrative Committee may determine that the Accounts of a Participant who is no longer an Employee shall be segregated and set aside, in which event the Administrative Committee shall direct the Trustee to segregate the vested portion (as defined in Article VI) of the entire balance of the Participant's Employer Account and Elective Deferral Account, if applicable, and to deposit such portion in a separate interest bearing account at a bank or savings and loan association, and said account shall cease to participate in the income or net loss or appreciation or depreciation of the Trust Fund, as of the beginning of the Plan Year in which such segregation occurs, and instead will be credited with the full amount of interest earned thereon.

7.7     Non-Segregation If Installment Distribution.

        In the event the Administrative Committee does not segregate (as provided in the Segregation Of Installment Distribution section above) the Participant's Accounts, the Accounts shall continue to be treated, without interruption, in the same manner as when the Participant was an Employee, in which case the installment distributions shall be adjusted upward or downward to reflect appreciation or depreciation, or income or loss in the Accrued Benefit.

7.8     Distribution After Death Of Participant.

        In the event of the death of a Participant after installment payments have begun, but prior to completion of such payments, the full amount of such unpaid benefits shall continue to be paid in the form of the previously established installments except that the Beneficiary may request that the remaining Accrued Benefit be paid in a lump sum.

        In the event of the death of the Participant prior to the start of any payment of his Accrued Benefit, distributions shall be made in the form and at the time or times selected by the Beneficiary.

7.9     Distribution After Death Of Beneficiary.

        In the event of the death of a Beneficiary (or a contingent Beneficiary, if applicable) prior to the completion of payment of benefits due the Beneficiary from the Plan, the full amount of such unpaid benefits shall at once vest in and become the property of the estate of said Beneficiary. In determining the amount of such unpaid benefits, no adjustment shall be made by reason of any net income, or net loss, of the Trust, or any net appreciation or net depreciation by the Trust's assets subsequent to the beginning of the Plan Year in which such final distribution occurs.

7.10    Rollover From Plan.

        The Administrative Committee may, in its sole discretion, but only with the prior written consent of the Participant, transfer part or all of the funds credited to such Participant's Accounts to a retirement plan, as described in Code section 401(a) or 403(a) as to which the individual is a Participant at the time of such distribution.

7.11    Suspense Account For Terminated Participants.

        If a Participant has terminated his employment but his Employer Account is not one hundred percent (100%) vested and he has not had five (5) consecutive One (1) Breaks in Service subsequent to his termination, all funds in his Employer Account shall be held in suspense until the happening of the soonest of the following:

        A. The Cash-Out of the Participant's vested interest in his Accrued Benefit, or

        B. The occurrence of five (5) consecutive One (1) Breaks in Service, or

        C.     The Participant returning to employment with the Employer, or

        D.     The Participant attaining Normal Retirement Age.

        At such time the Participant's Employer Account shall cease to be held in suspense. If a Participant has returned to employment prior to incurring five (5) consecutive One (1) Year Breaks in Service, his Employer Account which has been held in suspense shall be restored to his credit, less any distribution which is not repaid in accordance with this section if his Employer Account is no longer held in suspense at such time, the amounts required to restore the balance to his credit shall be provided through Forfeitures and Employer contributions, in that order. If five (5) consecutive One (1) Year Breaks In Service occur, or a Cash-Out of the Participant's vested Accrued Benefit occurs, the non-vested portion of the Employer Account held in suspense will be forfeited and reallocated in accordance with the Manner Of Allocation section for the Plan Year in which such Forfeiture occurs; the vested portion shall be distributed in accordance with the provisions of
        Article VII. In the case of a Participant attaining Normal Retirement Age while his Employer Account is being held in suspense, the entire amount will be distributed in accordance with the provisions of Article VII.

        Such suspense account shall share in any appreciation, depreciation, or net income or loss as if it were not in suspense, except that an account which is in suspense shall have no Forfeitures allocated to it for a Plan Year in which the Employee does not have a Year of Service for Accrual of Benefits.

        Notwithstanding anything contained in this section to the contrary, upon the payment of a Participant's vested Accrued Benefit through a Cash-Out, the non-vested portion of such Participant's Accrued Benefit shall be immediately forfeited and shall be reallocated for the Plan Year in accordance with the Manner of Allocation section of Article IV.

        If an Employee terminates service, and elects, in accordance with the requirements of subsection of The Time Of Distribution section, above), to receive the value of the Employee's vested Accrued Benefit, the nonvested portion will be treated as a Forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Accrued Benefit derived from Employer contributions, the part of the nonvested portion that will be treated as a Forfeiture (which will be reallocated for the Plan Year in accordance with the Manner Of Allocation section above) is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Accrued Benefit.

7.12    Unable To Locate Participant Or Beneficiary.

        If the Participant or Beneficiary to whom benefits are to be distributed cannot be located, and reasonable efforts have been made to find him, including the sending of notification by certified or registered mail to his last known address, the Administrative Committee may direct the Trustee to take any of the following actions:

        A. Distribute the benefits in question to an interest bearing savings account established in the name of the Participant or Beneficiary; or, if the benefits are payable to a Participant (as reasonably determined by the Administrative Committee) the Administrative Committee may instruct the Trustee to distribute the funds to the Participant by placing them in a savings account in the Participant's name or by purchasing U.S. Savings Bonds in the Participant's name and holding them for the Participant;

        B. If the Administrative Committee has taken the reasonable efforts to locate the Participant, the Administrative Committee may allocate the Participant's Accrued Benefits to a segregated account in the manner described in the Segregation If Installment Distribution section, as if an installment distribution were being made; however, such funds shall be held in the segregated account for distribution to the Participant when located.

7.13    Repayment Of Cash-Out.

        If an Employee receives a distribution pursuant to the Method Of Distribution Of Accounts section and the Employee resumes employment covered under this Plan, the Employee's Employer-Derived Accrued Benefit will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive One (1) Breaks in Service following the date of the distribution. The permissible sources of restoration of the forfeited portion of a Cash-Out distribution are Forfeitures and Employer contributions.

7.14    Qualified Domestic Relations Orders.

        Notwithstanding any other provisions of Article VII, any Accrued Benefit of a Participant may be apportioned between the Participant and the alternate payee (as defined in Code section 414(p)(8)) either through separate Accounts or by providing the alternate payee a percentage of the Participant's accounts. The Administrative Committee may direct distributions to an alternate payee pursuant to a qualified domestic relations order as defined in Code section 414(p)(1)(A) prior to the date on which the Participant attains the earliest retirement age, provided that the Administrative Committee has properly notified the affected Participant and each alternate payee of the order and has determined that the order is a qualified domestic relations order as defined in Code section 414(p)(1)(A). The alternate payee shall be paid his separate Account or his percentage of the Participant's accounts, computed as of the valuation date described in the Valuation Of Assets And Allocation Of Changes section, in a lump sum payment notwithstanding the value of such lump sum payment unless the domestic relations order specifies a different manner of payment permitted by the Plan; the alternate payee shall not be required to consent to such lump sum payment. The Administrative Committee shall adopt reasonable procedures to determine the qualified status of domestic relations orders and to administer the distributions thereunder.

7.15    Direct Rollover.

        Notwithstanding any other provision of the Plan, for distributions made after December 31, 1992 the Plan Administrative Committee shall advise any distributee entitled to receive an eligible rollover distribution, at the same time as the notice required to be given pursuant to Article VII (or such other time as is permitted by law) of his right to elect a direct rollover to an eligible retirement plan, pursuant to the provisions of this section. To elect a direct rollover the distributee must request in writing to the Plan Administrative Committee that all or a specified portion of the eligible rollover distribution be transferred directly to an eligible retirement plan. If a distribution will be made on behalf of the distributee in more than one (1) year, the notice specified in the first sentence of this section must be given to the distributee in each year in which there is an eligible rollover distribution, and the distributee must file a new election with the Plan Administrative Committee if he wishes to have the eligible rollover distribution transferred directly to an eligible retirement plan.

        The distributee shall not be entitled to elect a direct rollover pursuant to this section unless he has obtained a waiver of any applicable Qualified Joint and Survivor Annuity, as required pursuant to the Qualified Joint And Survivor Annuity section above in Article VII.

        For purposes of this section, the following definitions shall apply:

        A, A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

        B. A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's (or former Employee's) spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

        C. An "eligible retirement plan" is a retirement plan which meets the requirements of Code section 401(a), an annuity described in Code section 403(a), an individual retirement account described in Code section 408(a), or an individual retirement annuity (other than an endowment contract) described in Code section 408(b), the terms of which permit the acceptance of a direct rollover of the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity. The

               Administrative Committee may establish reasonable procedures for ascertaining that the eligible retirement plan meets the preceding requirements.

        D. An "eligible rollover distribution" is any distribution from this Plan on or after January 1, 1993 of all or any portion of the balance to the credit of the distributee, except for distributions (or portions thereof) which are

               (1) Part of a series of substantially equal periodic payments (not less frequently than annually) made over the life of the Employee (or the joint lives of the Employee and the Employee's designated beneficiary), the life expectancy of the Employee (or the joint life and last survivor expectancy of the Employee and the Employee's designated beneficiary), or a specified period of ten (10) years or more;

               (2) Required under Code section 401(a)(9) (relating to the minimum distribution requirements); or

               (3) The portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation in employer securities described in Code section 402(e)(4)).


                 ARTICLE VIII - DUTIES AND AUTHORITY OF TRUSTEE


8.1     Receive Payments.

        The Trustee shall receive from the Employer the payments made by it on account of its contributions under the Plan, and made by Participants, if any, but the Trustee shall have no duty to compute any amount due from the Employer or to collect the same.

8.2     Value Assets.

        The Trustee shall value the assets of the Trust Fund as of the close of the last day of each Plan Year at their fair market value and the Administrative Committee or its agent will allocate the sums contributed by the Employer and by Participants, if any, plus the net income or minus the net loss of the Trust Fund and plus the net appreciation or minus the net depreciation in the Trust Fund to separate bookkeeping accounts in the names of the respective Participants under the Plan in accordance with the provisions of Article V.

8.3     Segregation Of Accounts.

        When directed in writing by the Administrative Committee, the Trustee shall segregate the accounts of terminated Participants in accordance with the provisions of the Rollover Contribution section of Article IV and of the Segregation Of Installment Distribution section of Article VII, and make payments out of the Trust Fund from time to time to the Participants or their Beneficiaries, such payments to be made in the manner and in the amounts as may be specified in the written instructions of the Administrative Committee.

8.4     Tax Returns And Reports.

        If the Trustee is a corporate fiduciary, then such Trustee shall prepare or cause to have prepared and filed, all tax returns, reports, and related documents, except as otherwise specifically provided in this Plan or unless the Administrative Committee, in writing, relieves the Trustee of such obligation, in part or entirely, in which case the Administrative Committee, or the person or persons it designates, shall be responsible for filing the tax returns, reports, and related filings, as provided by the Administrative Committee. The Trustee shall be entitled to rely on the accuracy of any written statement from the Administrative Committee or from an officer of the Employer as to those matters provided in Article IX.

8.5     Powers.

        The Trustee is authorized and empowered to:

        A. Invest and reinvest the Trust Fund, without distinction between principal and income, in bank accounts, certificates of deposit, common stocks, preferred stocks, bonds, notes, debentures, mortgages, U.S. retirement plan bonds, and in other property, real or personal, so long as the incidents of ownership of such property are within the jurisdiction of the United States, and so long as such investments do not violate applicable law;

        B. Sell, exchange, convey, transfer, or otherwise realize the value of any property held by it;

        C. Convert any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any warrants, conversion privileges, subscription rights, or other options and to make any payment incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other properties held in the Trust Fund;

        D. Make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any other instruments that may be necessary or appropriate to carry out the powers herein granted;

        E. Register any investments held in the Trust Fund in its own name or in the name of a nominee or nominees and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

        F. Invest all or a part of the Trust Fund in deposits which bear a reasonable rate of interest in a bank or similar financial institution, even though such institution is a Trustee or other fiduciary, as defined in Code section 4975(e)(3);

        G. Invest in a common or collective trust fund or pooled investment fund maintained by a bank or trust company or a pooled investment fund of an insurance company qualified to do business in a State even though such bank, trust company or insurance company is a disqualified person, as defined in Code section 4975(e)(2);

        H. Make distributions to Participants or Beneficiaries in cash, insurance policies or any other property; and

        I. Perform all such acts, although not specifically mentioned herein, as the Trustee may deem necessary to administer the Trust Fund and to carry out the purpose of the Trust; and

        J. Borrow or loan sums, except as prohibited by Code section 4975(c) (without reference to Code section 4975(d)), as the Trustee deems desirable, and for that purpose, to mortgage or pledge all or part of the Trust Fund.

8.6     Expenses.

        All brokerage costs, transfer taxes and similar expenses incurred in connection with the investment and reinvestment of the Trust Fund and all taxes of any kind whatsoever which may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest which may be payable on money borrowed by the Trustee for the purpose of the Trust, shall be paid from the Trust Fund, and, until paid, shall constitute a charge upon the Trust Fund. All other administrative expenses incurred by the Trustee in the performance of its duties, including such Compensation to the Trustee as may be agreed upon from time to time between the Employer and the Trustee (in accordance with the Trustee's standard schedule of fees in effect from time to time during the time it administers this Trust, if applicable) and all proper charges and disbursements of the Trustee, may be paid by the Employer, and if not paid by the Employer shall be paid from the Trust Fund, and until paid shall constitute a charge upon the Trust Fund. If the Employer advises the Trustee in writing of its determination to make no further contribution to this Trust, the expenses of the Trustee shall thereafter be charged against and paid out of the Trust Fund and a lien for the payment thereof shall be impressed upon the assets of the Trust to be charged proportionately against the amount standing to the credit of each Participant. However, no person who is a disqualified person (as defined in Code section 4975(e)(2)) and who received full-time pay from the Employer, may receive Compensation from the Trust except for reimbursement of expenses properly and actually incurred.

        The Trustee may inspect the records of the Employer whenever such inspection may be reasonably necessary in order to determine any fact pertinent to the performance of its duties as the Trustee. The Trustee, however, shall not be required to make such inspection, but may, in good faith, rely on any statement of the Employer or any of its officers.

8.7     Litigation.

        The Trustee shall not be required to participate in any litigation either for the collection of monies or other property due the Trust Fund, or in defense of any claim against the Trust Fund unless the Trustee shall have been indemnified to its satisfaction against all expenses and liability to which the Trustee might become subject.

8.8     Written Instructions.

        When any act of the Trustee is based upon instructions of the Employer or the Administrative Committee, the Trustee may rely upon instructions in writing, signed by an officer of the Employer, or upon written instructions from the Administrative Committee or the Plan Administrative Committee, as appropriate.

8.9     Appointment of Investment Manager.

        The Trustee, with the written concurrence of the Plan Administrative Committee, may appoint an Investment Manager (as defined in ERISA section 3(38)), who shall have responsibility for investment of the Trust Fund. The Investment Manager shall have the investment powers granted the Trustee in the Powers section of this Article VIII above except to the extent the Investment Manager's powers are specifically limited by an agreement between the Trustee and Investment Manager.

8.10    Removal And Resignation Of The Trustee.

        The Employer may at any time remove any Trustee acting hereunder or appoint a corporation and/or an individual or individuals to be successor Trustee hereunder in the place of any removed or resigning Trustee. Any Trustee may at any time resign by giving written notice to the Employer, which resignation shall take effect on the date therein specified and which shall not be less than thirty (30) days from the date of notice unless the Employer shall agree to an earlier date.

8.11    Participant Directed Accounts.

        Notwithstanding the Invest In Single Fund And Reasonable Rules section of Article V, the Administrative Committee may at any time determine that the Plan will permit each Participant (and the Beneficiary of a Participant) to invest all or a part of the one hundred percent (100%) vested funds in his Employer Account, Matching Contributions Account, Participant After-Tax Account, Elective Deferral Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account and, Rollover Account in a range of specified options beginning at the time specified by the Administrative Committee, but only following written notification to the

        Trustee of such action. Provided, however, that such investments shall not include "collectibles" as defined in Code section 408(m). After the effective date of such action the Participant may, from time to time, instruct the Trustee, or person designated by the Administrative Committee to purchase and/or sell assets of the type permitted for his Employer Account, Matching Contributions Account, Participant After-Tax Account, Elective Deferral Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account and, Rollover Account. Notwithstanding the preceding, the Administrative Committee may establish reasonable rules limiting the investment discretion and investment timing of a Participant and similar matters. Accounts which have been individually directed will be segregated for the purpose of allocating earnings and expenses pursuant to the Valuation Of Assets and Allocation Of Changes section of Article V above. All expenses incurred pursuant to a Participant's directing investments, including brokerage fees, state and federal income taxes arising from unrelated business taxable income and any other incidental expenses shall be paid solely with funds from the accounts of such Participant. Neither the Trustee nor the Administrative Committee will be held liable for the Participant's investment choice, so long as the investment is made pursuant to this section 8.11.


          ARTICLE IX - DUTIES AND AUTHORITY OF ADMINISTRATIVE COMMITTEE


9.1     Appointment.

        This Plan shall be administered by an Administrative Committee, which shall consist of at least one (1) but not more than seven (7) persons appointed by the board of directors of the Employer, who shall signify in writing their acceptance of such appointment. Any member of the Administrative Committee may resign upon giving written notice to the board of directors of the Employer. Each appointee shall hold office at the pleasure of the board of directors of the Employer. Vacancies arising in the Administrative Committee from death, resignation, removal or otherwise, shall be filled by the board of directors of the Employer, but the Administrative Committee may act notwithstanding the existence of vacancies so long as there is at least one (1) member of the Administrative Committee.

9.2     No Discrimination.

        The Administrative Committee shall not take any action nor direct the Trustee to take any action that would result in benefiting one (1) Participant or group of Participants at the expense of another, or discriminating between Participants similarly situated, or applying different rules to substantially similar sets of facts.

9.3     Majority Action.

        The Administrative Committee shall act by a majority (or by all members if there be only one (1) or two (2) members) of the number of members constituting the Administrative Committee at the time of such action, and such action may be taken either by vote at a meeting or in writing without a meeting.

9.4     Powers.

        Except as otherwise provided in the Plan, the Administrative Committee shall have control of the administration of the Plan, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Administrative Committee shall have the power, in its sole discretion, to interpret or construe the Plan and to determine all questions that may arise hereunder as to the status and rights of Participants and others hereunder. The Administrative Committee shall have the right, exercisable at any time by delivery to the Trustee of an instrument in writing, to instruct or direct the Trustee with respect to the investment of the Trust Fund. The Administrative Committee may inspect the records of the Employer or Trustee whenever such inspection may be reasonably necessary in order to determine any fact pertinent to the performance of the duties of the Administrative Committee. The Administrative Committee, however, shall not be required to make such inspection, but may, in good faith, rely on any statement of the Trustee or Employer or any of its officers or employees.

9.5     Filing Reports.

        The Administrative Committee shall furnish, or shall see that the Employer furnishes, a summary of this Plan to all Employees, as required by applicable Federal law. The Administrative Committee shall furnish to the Trustee the names of all Employees who become eligible as Participants, and the Administrative Committee shall notify each Employee of his eligibility.

9.6     Records And Information.

        The Administrative Committee shall keep a complete record of all its proceedings and all data necessary for the administration of the Plan.

9.7     Information To Participants.

        The Administrative Committee shall direct the maintenance of separate accounts of the Participants. It shall give each Participant, at least once every year, information as to the balance of his Employer Account and Elective Deferral Account, if applicable.

9.8     Compensation Of Members.

        The members of the Administrative Committee shall serve without Compensation for their services as such, but shall be reimbursed by the Employer for all necessary expenses incurred in the discharge of their duties. If the Employer advises the Administrative Committee in writing of its determination to make no further contributions to the Plan, the expenses of the Administrative Committee shall thereafter be charged against and paid out of the Trust Fund and a lien for the payment thereof shall be impressed upon the assets of the Trust to be charged proportionately against the amount standing to the credit of each Participant.

9.9     Review Of Participant's Claims.

        In case the claim of any Participant or Beneficiary for benefits under the Plan is denied, the Administrative Committee shall provide within ninety (90) days of receipt of such written claim adequate notice in writing to such claimant, setting forth the specific reasons for such denial. The notice shall be written in a manner calculated to be understood by the claimant. The Administrative Committee shall afford a Participant or Beneficiary, whose claim for benefits has been denied, sixty (60) days from the date notice of such denial is delivered or mailed in which to appeal the decision in writing to the Administrative Committee. If the Participant or Beneficiary appeals the decision in writing within sixty (60) days, the Administrative Committee shall review the written comments and any submissions of the Participant or Beneficiary and render its decision regarding the appeal within sixty
        (60) days of receipt of such appeal.


                  ARTICLE X - MODIFICATIONS FOR TOP-HEAVY PLANS


10.1    Application Of Article.

        The provisions in this Article X shall take precedence over any other provisions in the Plan with which they conflict.

10.2    Definitions.

        For purposes of this Article X, the following words and terms shall have the meanings indicated:

        A.     Key employee.

               A "key employee" is any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was

               (1) An officer of the Employer if such individual's annual Compensation exceeds fifty percent (50%) of the dollar limitation under Code section 415(b)(1)(A),

               (2) An owner (or considered an owner under Code section 318) of one (1) of the ten (10) largest interests in the Employer if such individual's Compensation exceeds one hundred percent (100%) of the dollar limitation under Code section 415(c)(1)(A),

               (3)  A five percent (5%) owner of the Employer, or

               (4) A one percent (1%) owner of the Employer who has an annual Compensation of more than one hundred fifty thousand dollars ($150,000).

        B.     Annual Compensation.

               Annual Compensation means Compensation as defined in Code section 415(c)(3), and for all Plan Years includes amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code section 125, section 402(e)(3), section 402(h) or section 403(b). The determination period is the Plan Year containing the determination date and the four (4) preceding Plan Years.

               The determination of who is a key employee will be made in accordance with Code section 416(i)(1) and the regulations thereunder.

        C.     Top-Heavy plan.

               A "top heavy plan" or any Plan Year beginning after December 31, 1983, this Plan is top-heavy if any of the following conditions exists:

               (1) If the top-heavy ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

               (2) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds sixty percent (60%).

               (3) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds sixty percent (60%).

        D.     Top-Heavy ratio.

               (1) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five (5)-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date(s) (including any part of any account balance distributed in the five (5) year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the determination date(s)), both computed in accordance with Code section 416 and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Code section
                      416 and the regulations thereunder.

               (2) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one (1) or more defined benefit plans which during the five (5)-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of all account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with Paragraph (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with Paragraph (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Code section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five (5)-year period ending on the determination date.

               (3) For purposes of Paragraphs (1) and (2) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12)-month period ending on the determination date, except as provided in Code section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant

                      (a) Who is not a key employee but who was a key employee in a prior year, or

                      (b) Who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5)-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder.

                      Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                      The accrued benefit of a Participant other than a key employee shall be determined under

                      (a) The method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or

                      (b) If there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code section 411(b)(1)(C).

        E.     Permissive Aggregation Group.

               The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

        F.     Required Aggregation Group.

               "Required Aggregation Group." A group consisting of

               (1)    Each qualified plan of the Employer in which at least one
                      (1) key employee participated at any time during the determination period (regardless of whether the plan has terminated), and

               (2) Any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Code sections 401(a)(4) or 410.

        G.     Determination Date.

               The date, for any Plan Year subsequent to the first Plan Year, which is the last day of the preceding Plan Year; and in the case of the first (1st) year of the Plan, the last day of that year.

        H.     Non-Key Employee.

               Any Employee who is not a key employee.

10.3    Accelerated Vesting.

        Unless the Plan provides for full and immediate vesting of Employer and Elective Deferral Accounts upon participation, then for any Plan Year in which this Plan is deemed to be a top-heavy plan, the vesting schedule contained in Article VI shall be modified as follows:

                    =========================================================
                         Total Service for Vesting
                        (excluding Years of Service
                          prior to effective date              Vested
                               of this Plan                  Percentage
                    =========================================================
                                Less than 2                      0%

                                     2                          20%

                                     3                          40%

                                     4                          60%

                                     5                          80%

                                  6 more                        100%
                    =========================================================

        Should this Plan not be deemed to be a top-heavy plan after previously being so categorized, the vesting schedule contained in the Employer Account Vesting On Termination section of Article VI shall again be effective except that the vested percentage attained by Participants shall not be reduced thereby and Participants with three (3) or more Years of Service for Vesting shall have the right to select the vesting schedule under which their vested Accrued Benefit will be determined.

10.4    Minimum Contributions.

        For any Plan Year in which this Plan is determined to be a top-heavy plan, a minimum Employer contribution shall be made pursuant to the maintained by the Employer to the account of each non-key employee (except those who are separated from service with the Employer at the end of the Plan Year). If the top-heavy minimum allocation is not satisfied with respect to a Participant by the other plan of the Employer, the Employer will provide under this Plan any additional contributions required to satisfy the minimum contribution under Code section 416 for such Participant. If the top-heavy minimum benefit is not satisfied with respect to a Participant by the other plan of the Employer, the Employer will provide under this Plan any additional contributions required to satisfy the top-heavy minimum contribution under Code section 416 for such Participant.

        For the purposes of this section, the minimum Employer contribution provided to each non-key employee Participant (except those who are separated from service with the Employer at the end of the Plan Year) shall be equal to three percent (3%) of such non-key employee's annual Compensation. If, however, the Employer contribution and any Employee deferrals, under this and any other defined contribution plan required to be included in the permissive or required aggregation group and maintained by the Employer, for any key employee for such Plan Year is less than three percent (3%) of such key employee's total annual Compensation not in excess of two hundred thousand dollars ($200,000) (for Plan Years beginning before 1989), then the Employer contribution to each Participant (except those who are separated from service with the Employer at the end of the Plan Year) shall equal the amount which results from multiplying such Participant's annual Compensation times the highest contribution rate of any key employee (taking into account both Employer contributions and Employee deferrals) covered by the Plan. In determining the amount of Employer contributions which are needed to satisfy the requirements of this section, employee deferrals and employer matching contributions for non-key employees shall not be taken into account.

        For the purposes of this section, the minimum non-integrated benefit provided by the Employer to each non-key employee Participant (except those who have less than a Year of Service for Accrual of Benefits for the Plan Year) is an amount, which when expressed as an annual retirement benefit, shall be no less than two percent (2%) of such non-key employee's average annual Compensation for his five (5) highest consecutive Years of Service for Vesting, multiplied by the Employee's Years of Service for Vesting with the Employer, not to exceed ten (10) years. For the purposes of the preceding sentence, Years of Service for Vesting with the Employer shall not include Years of Service for Vesting completed during any Plan Year which begins before January 1, 1984, or Years of Service for Vesting completed during a Plan Year for which the Plan is not a top-heavy plan. For the purposes of this section, the minimum benefit provided above shall be computed in the form of a single life annuity, with no ancillary benefits, beginning at Normal Retirement Age.

        Notwithstanding the other provisions of this section, if the Employer maintains both this Plan and a defined benefit plan, for Employees covered under both plans the minimum Employer contribution or minimum non-integrated benefit for top-heavy purposes shall be one of the following:

        A. The minimum non-integrated benefit, as described above, provided under a defined benefit plan,

        B. The minimum non-integrated benefit, as described above, provided under a defined benefit plan, but offset by Employer contributions, as permitted by Treasury Regulation section 1.416-1(e), M-12,

        C. A combination of Employer contributions under the defined contribution plan and benefits under the defined benefit plan which results, under comparability analysis, in the equivalent of a minimum non-integrated benefit, as permitted by Treasury Regulation section 1.416-1(e), M-12, or

        D. The minimum Employer contribution, as described above, increased to five percent (5%) (from three percent (3%)) of an Employee's annual Compensation.

        The minimum allocation required (to the extent required to be nonforfeitable under Code section 416(b)) may not be forfeited under Code section 411(a)(3)(B) or 411(a)(3)(D).

10.5    Limitation On Compensation Taken Into Account Under Plan.



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

        For any Plan Year prior to Plan Years beginning before January 1, 1989, in which this Plan is deemed to be a top-heavy plan the definition of annual Compensation contained in the subsection of the Definitions section of Article X shall exclude amounts in excess of two hundred thousand dollars ($200,000). For any Plan Year beginning on or after January 1, 1993 annual Compensation shall exclude amounts in excess the limitation under Code section 401(a)(17) (i.e., one hundred fifty thousand dollars ($150,000) adjusted for the cost of living).

10.6    Modification Of Defined Benefit And Defined Contribution Fraction.

        For any Plan Year in which the Plan is deemed to be a top-heavy plan, the denominators of the defined benefit fraction and the defined contribution fraction contained in subsection of the Limitations On Allocations To Each Participant section of Article V, shall be deemed to be modified by substituting one hundred percent (100%) for one hundred twenty-five percent (125%). Notwithstanding the above, if this Plan would not be deemed to be a top-heavy plan if ninety percent (90%) were substituted for sixty percent (60%) in the Definitions section of
        Article X and if the Employer provides benefits and/or makes contributions to the Employer Accounts of non-key employees who participate in defined benefit and/or defined contribution plans maintained by the Employer, in amounts at least equal to that which would be required by the Minimum Contributions section of this Article X after substituting four percent (4%) for three percent (3%) in the second (2nd) paragraph thereof, and by substituting three percent (3%) for two percent (2%) in the third (3rd) paragraph thereof, then the reduction in the defined benefit fraction and the defined contribution fraction as set forth in the preceding sentence shall not be made.

        For any Plan Year in which the Plan is deemed to be a top-heavy plan, for any Employee who is covered by both a defined contribution and a defined benefit plan maintained by the Employer, if the top-heavy minimum is provided under a defined contribution plan, the minimum nonelective contribution percentage is increased to seven and one half percent (7.5%) of annual Compensation.

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                     ARTICLE XI - AMENDMENT AND TERMINATION


11.1    Rights To Suspend Or Terminate Plan.

        It is the present intention of the Employer to maintain this Plan throughout its corporate existence. Nevertheless, the Employer reserves the right, at any time, to discontinue or terminate the Plan, to terminate the Employer's liability to make further contributions to this Plan, to suspend contributions for a fixed or indeterminate period of time. In any event, the liability of the Employer to make contributions to this Plan shall automatically terminate upon its legal dissolution or termination, upon its adjudication as a bankrupt, upon the making of a general assignment for the benefit of creditors, or upon its merger or consolidation with any other corporation or corporations.

11.2    Successor Corporation.

        In the event of the termination of the liability of the Employer to make further contributions to this Plan, the Employer's liability may be assumed by any other corporation or organization which employs a substantial number of the Participants of this Plan. Such assumption of liability shall be expressed in an agreement between such other corporation or organization and the Trustee under which such other corporation or organization assumes the liabilities of this Trust with respect to the Participants employed by it.

11.3    Amendment.

        To provide for contingencies which may require the clarification, modification, or amendment of this Plan, the Employer reserves the right to amend this Plan at any time.

        No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Code section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Accrued Benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

        Each Participant having at least three (3) Years of Service for Vesting at the time of the adoption of any amendment changing any vesting schedule under the Plan, or prior to the end of the election period set forth by this paragraph, shall have the right to elect at any time, but no later than sixty (60) days after the later of

        A.     The date the amendment is adopted,

        B.     The date on which the amendment is effective, or

        C. The date on which the Participant is given written notice of the amendment, to have his vested percentage computed under the Plan without regard to such amendment.

11.4    One Hundred Percent (100%) Vesting On Termination Of Plan.

        Upon termination or partial termination of the Plan by formal action of the Employer or for any other reason, or if Employer contributions to the Plan and Trust are permanently discontinued for any reason, there shall be vested one hundred percent (100%) in each Participant directly affected by such action the amount allocated to the accounts of each such Participant, and payment to such Participant shall be made in cash or in kind as soon as practicable after liquidation of the assets of the Trust. Provided, however, that an amount from a Participant's Elective Deferral Account, Qualified Nonelective Contributions Account, or Qualified Matching Contributions Account may only be distributed if the Employer does not maintain or establish another defined contribution plan at the time the Plan is terminated or within the twelve (12) month period ending after distribution of all assets from the Plan, other than an employee stock ownership plan (as defined in Code section 4975(e) or Code section 409), a simplified employee pension plan as defined in Code section 408(k), maintained by the Employer or a defined contribution plan if fewer than two percent (2%) of the Employees who are eligible under the Plan at the time of its termination are or were eligible under such other defined contribution plan at any time during the twenty-four
        (24) month period beginning twelve (12) months before the time of the termination. In addition, distributions made after March 31, 1988 on account of the termination of the Plan must be made in a lump sum (as defined in Treasury Regulation section 1.401(k)-1(d)(5)).

11.5    Plan Merger Or Consolidation.

        In the case of any merger or consolidation with, or transfer of any assets or liabilities to, any other plan, each Participant in this Plan must be entitled to receive (if the surviving plan is then terminated) a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had terminated).


                           ARTICLE XII - MISCELLANEOUS


12.1    Laws of  California To Apply.

        This Plan shall be construed according to the laws of California, to the extent Federal laws do not control.

12.2    Credit For Qualified Military Service.

        Notwithstanding any provision of this Plan to the contrary, effective as required by USERRA (i.e., December 12, 1994), contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

12.3    Participant Cannot Transfer Or Assign Benefits.

        None of the benefits, payments, proceeds, claims, or rights of any Participant hereunder shall be subject to any claim of any creditor of the Participant, nor shall any Participant have any right to transfer, assign, encumber, or otherwise alienate, any of the benefits or proceeds which he may expect to receive, contingently or otherwise under this Plan.

        Notwithstanding any restrictions on the time of distribution which would otherwise apply under this Plan, distributions with respect to a Qualified Domestic Relations Order may be made at any time required by the order.

12.4    Right To Perform Alternative Acts.

        In the event it becomes impossible for the Employer, the Administrative Committee or the Trustee to perform any act required by this Plan, then the Employer, the Administrative Committee or the Trustee may perform such alternative act which most clearly carries out the intent and purpose of this Plan.

12.5    Reversion Of Contributions Under Certain Circumstances.

        In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one (1) year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

        All contributions made pursuant to Article IV are conditioned on deductibility of such contributions under Code section 404. To the extent that the deduction under Code section 404 for any year is disallowed, the contribution shall be returned to the Employer within one (1) year after disallowance of the deduction.

        If a contribution is made by an Employer by a mistake of fact, the contribution may be returned to the Employer within one (1) year after the payment of the contribution.

        Notwithstanding the above, earnings attributable to amounts described in paragraphs two and three of this section shall not be returned to the Employer; losses attributable to such amounts shall reduce the amount returned.

12.6    Plan Administrative Committee Agent For Service of Process.

        The Plan Administrative Committee is designated agent to receive service of legal process on behalf of the Plan.

12.7    Filing Tax Returns And Reports.

        If the Trustee is not a corporate fiduciary, the Plan Administrative Committee shall prepare, or cause to have prepared, all tax returns, reports, and related documents, except as otherwise specifically provided in this Plan or unless the Administrative Committee provides to the contrary in the manner prescribed in the Tax Returns And Reports section of Article VIII.

12.8    Indemnification.

        The Employer agrees to indemnify all Employees who serve as members of the Administrative Committee or Trustee against all liability arising in connection with their duties under the Plan, except that this indemnification shall not include acts of embezzlement, or diversion of Trust Funds by the Employee, nor shall it include acts of gross negligence.

12.9    Number And Gender.

        When appropriate the singular as used in this Plan shall include the plural and vice versa; and the masculine shall include the feminine.

IN WITNESS WHEREOF, the parties have executed this agreement this ____ day of _________, 1999.



                                            EMPLOYER

                                            VIB CORP.



                                            By
                                               ---------------------------------
                                                         Dennis L. Kern
                                                           President


                                            TRUSTEES



                                            ------------------------------------
                                                        Dennis L. Kern


                                            ------------------------------------
                                                        R. A. Pedersen


                                            ------------------------------------
                                                        Steve Ellison


                                            ------------------------------------
                                                       Janice S. Grady